FIRST OMAHA FUNDS
Annual Report
March 31, 2001


[First Omaha Logo Omitted]

                               NOTICE TO INVESTORS

                           Shares of the First Omaha Funds are:

                                NOT FDIC INSURED
                                 May lose value
                                No bank guarantee

An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The First Omaha Funds are distributed by SEI  Investments Distribution Co.


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                                             FIRST OMAHA FUNDS    Annual Report
--------------------------------------------------------------------------------

                                                                     March, 2001

Dear SHAREHOLDER:

The 6 months following our last report in September 2000 have been challenging ones, to say the least, for most equity investors. As we detailed in our last report; "WE REMAIN OPTIMISTIC ABOUT THE LONG TERM PROSPECTS FOR THE ECONOMY AND ITS FINANCIAL MARKETS. WE ALSO REMAIN EVER VIGILANT ABOUT SHORT-TERM EVENTS THAT MAY DERAIL THIS INCREDIBLE BULL MARKET RUN." Suffice it to say the train has left its tracks.

The end of the first quarter finds the S&P 500 Index down 11.9% year to date, and down 24% from its high reached in 2000. The more value oriented Dow Jones Industrial Average is down 8.0% year to date, and down 15.7% from its all time high. The broad market Wilshire 5000 Index is down 12.3% year to date, and down 27.8% from its all time high. Last but not least, the tech heavy NASDAQ Composite Index is down 25.5% year to date, and down 63.5% from its all time high reached in March of 2000. With the exception of the Dow Jones Industrial Average, all of these indexes meet the classic definition of a "Bear Market".

We continue to see signs in the economy that concern us. The broad measure of the overall economy, Gross Domestic Product (GDP), has fallen from an 8.3% annualized growth rate in the 4th quarter of 1999, to a very anemic 1% annualized growth rate in 4th quarter 2000. It seems apparent to us that the manufacturing sector has been in a recession for at least a quarter, but continued strong consumer spending has helped offset this weakness. The economy has thus far avoided two consecutive quarters of negative GDP growth needed to meet the classic definition of a recession. We have a careful eye toward consumer confidence and spending patterns, which, if it does soften, could push this fragile economy over the edge into recession.

It is in the difficult market conditions that we currently find ourselves that one must revisit more traditional and time-tested methods of investing. The first strategy is to reevaluate the objectives and goals you have set for your investment portfolio. Are they realistic? Do they match up with long-term return patterns for the financial markets, or are they too aggressive? Next, revisit asset allocation. Very few individuals or market professionals can time the market. We think a quality portfolio diversified across all styles and categories has always made good sense. Finally, and probably most important of all strategies, is to give your plan the appropriate time horizon to be successful. We can not predict over the short run what any individual stock, bond or mutual fund will do. But history, we believe, has proven that over the long run, corporate earnings and stock prices will go higher.

From a valuation perspective, although the equity markets have declined significantly, their underlying price-to-earnings ratios have not, given the current backdrop of falling corporate profits. In September of last year, the 12 month forward price to earnings ratio of the S&P 500 Index was 22.9, versus our fair value estimate of 15 to 18 times. At the end of the 1st quarter 2001, we find ourselves at 22.1 times next year's earnings, hardly a huge adjustment toward "fair value".

With this in mind, we continue to manage your portfolios with a "margin for safety" built into our process. We believe that in declining markets, quality companies will go down less than their lower quality peers, and when the market does resume its upward movement, these quality companies will lead the way. As many industry pundits and analysts have learned the hard way, ignoring earnings and traditional valuations may work for a while, but, in our opinion, in the end, it is a company's ability to generate profits that will drive the price of its stock over the long haul.

The Lehman Brothers Aggregate Bond Index showed a positive return of 3.03% for the quarter as money flowed out of the equity markets and into bonds. The Fed began lowering interest rates in attempt to reignite an economy that has been expanding for a record setting 10 + years. We continue to believe that a neutral strategy in the bond markets is key. It appears that the tug of war that has occurred over the last 12 months between inflation and recession has been won by the recessionary camp. Much of the anticipated movement down in yield and up in price has already been discounted into current prices. We still favor the government side of the bond market versus the corporate side, given the continued uncertainty in the economy and the effects this is having on the ability of corporations to service their debt.

In conclusion, we would just slightly restate our position made in September of last year. We do remain optimistic about the long-term prospects for the US economy and its financial markets. We remain ever vigilant about the events that HAVE DERAILED THIS INCREDIBLE BULL MARKET RUN, but also look forward to the opportunity that the current economic slowdown will eventually create.



                                  Steve Frantz
                            Chief Investment Officer
                                sfrantz@fnni.com



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Annual Report     FIRST OMAHA FUNDS
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FIRST OMAHA NEBRASKA TAX-EXEMPT FUND

The Fund invests primarily, but not less than 65% of its assets, in municipal securities that generate income exempt from Nebraska State Income Tax. The Fund, as a matter of fundamental policy, invests at least 80% of its assets in securities that generate income exempt from federal income tax.

The unemployment rate in Nebraska remains below 3% and well below the national rate of 4.3%. The farm economy remains mixed, livestock producers faring considerably better than crop producers. Strong consumer demand for meat products have pushed cattle and hog prices higher, while large inventories and forecasts of favorable weather for this year's growing season have hurt corn and soybean prices. Downtown Omaha's redevelopment wave continues to expand as both Union Pacific Railroad and the Gallup Organization officially announced plans to begin building new headquarters in the downtown area within the next few months. According to Federal Reserve Bank of Kansas City, the Tenth District economy, which includes Nebraska, steadied during February. "Manufacturing activity remained weak, construction activity improved and the energy sector continued to expand", stated the FRB of Kansas City.

THE PORTFOLIO

At quarter end, the Fund was invested in over 76% in Nebraska municipal bonds, while the remaining allocation were either in general market municipal bonds or tax-exempt cash equivalents. Overall credit quality of the Fund remains very strong at AA. The Fund holds bonds from various state and local municipalities from across the state of Nebraska. Our top three holdings in the Fund are City of Omaha, Nebraska Public Power District, and Omaha Public Power District. Average maturity on the Fund was 5.37 years at quarter end.

The municipal bond market has performed much like the Treasury market for first three months of the year. Short-term rates fell nearly 1% as the Federal Reserve lowered it's target on the Federal Funds rate three times during the first quarter of this year.

We will continue to search the markets for value and keep monitoring the local economy for significant changes in trends.

NEBRASKA TAX-EXEMPT FUND
PORTFOLIO COMPOSITION
AS OF MARCH 31, 2001

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CASH EQUIVALENT 3.8%
MUNICIPAL BONDS 96.2%



TOTAL RETURN
AS OF MARCH 31, 2001

                                  ANNUALIZED   ANNUALIZED
                        1 YEAR      5 YEAR       10 YEAR
                       RETURN(1)   RETURN(1)    RETURN(1)
--------------------------------------------------------------------------------
First Omaha
Nebraska Tax-Exempt     10.26%       4.76%        5.23%
--------------------------------------------------------------------------------

(1) FOR PERIODS PRIOR TO MARCH 9, 2001, WHEN THE FUND BEGAN OPERATING, THE PERFORMANCE QUOTED REFLECTS PERFORMANCE OF THE ADVISER'S SIMILARLY MANAGED COLLECTIVE INVESTMENT FUND, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES. THE COLLECTIVE INVESTMENT FUND WAS NOT A REGISTERED MUTUAL FUND AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT AND TAX RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.

RETURN ON A $10,000 INVESTMENT
[LINE GRAPH OMITTED]
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             FIRST OMAHA NEBRASKA TAX-EXEMPT FUND    LEHMAN MUNICIPAL BOND INDEX
Mar. 31, 1991             10000                                 10000
March 1992                10726                                 11000
March 1993                11704                                 12377
March 1994                11770                                 12664
March 1995                12422                                 13605
March 1996                13193                                 14745
March 1997                13640                                 15552
March 1998                14632                                 17219
March 1999                14642                                 18287
March 2000                15096                                 18272
March 2001                16645                                 20269



THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/91. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE

2
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                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST OMAHA NEBRASKA TAX-EXEMPT FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FIRST NATIONAL BANK OF OMAHA.

THE LEHMAN MUNICIPAL BOND INDEX IS A BROAD-BASED TOTAL RETURN INDEX COMPRISED OF 8,000 INVESTMENT GRADE, FIXED RATE, TAX-EXEMPT SECURITIES, WITH A REMAINING MATURITY OF AT LEAST ONE YEAR, INCLUDING STATE AND LOCAL GENERAL OBLIGATION, REVENUE, INSURED AND PRE-REFUNDED BONDS. SECURITIES ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

FIRST OMAHA COLORADO TAX-EXEMPT FUND

The Fund invests primarily in Colorado municipal securities, which generate income exempt from both Federal and Colorado state income taxes.

Colorado has an extremely strong economy, and the outcome of the November 2000 election was positive for Colorado municipal bond issuers. The more onerous issues went down to defeat, and many municipalities gained voter approval on a number of issues. The Fund took advantage of the high quality and attractive yields offered by many of these new issues.

As for the bond market itself, yields on bonds with maturities of 10 years or more have not really changed since this time last year. However, short- and intermediate-term municipal bond yields, like their treasury counterparts, have continued to move steadily downward over the last year. The Fund has, therefore, concentrated on purchasing bonds farther out on the yield curve. This has had the effect of extending the average maturity, which helps cushion the Fund from the impact of the Federal Reserve's short-term rate decreases.

THE PORTFOLIO

As of March 31, 2001, 96% of the fund was invested in Colorado municipal bonds, with the remainder in tax-exempt cash equivalents and general market municipal securities. The two largest holdings in the portfolio are The Colorado State Water Resources Authority and Larimer County. The City and County of Denver is the third largest holding.

The Fund has an overall average credit rating of AAA. The weighted average maturity of the fund is just over 7 years, and the duration is currently at 5.7 years.

We will continue to monitor both the new issue and the secondary markets for high quality bonds and competitive yields.

COLORADO TAX-EXEMPT FUND
PORTFOLIO COMPOSITION
AS OF MARCH 31, 2001

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CASH EQUIVALENT 3.9%
MUNICIPAL BONDS 96.1%



TOTAL RETURN
AS OF MARCH 31, 2001

                                CUMULATIVE
                                 INCEPTION
                                TO DATE(1)
--------------------------------------------------------------------------------
First Omaha Colorado
Tax-Exempt Fund                    0.76%
--------------------------------------------------------------------------------
(1)      COMMENCEMENT DATE IS 3/9/01


          THIS SECTION WOULD NORMALLY INCLUDE A
           TOTAL RETURN TABLE AND COMPARISON
         CHART OF THE CHANGE IN THE VALUE OF A
         $10,000 INVESTMENT IN THE COLORADO TAX-
            EXEMPT FUND VERSUS ITS BENCHMARK.
         BECAUSE THE FUND HAD BEEN IN OPERATION
        FOR ONLY 22 DAYS PRIOR TO THE DATE OF THIS
         ANNUAL REPORT, NO INFORMATION FOR THAT
                 PERIOD IS PROVIDED.

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Annual Report     FIRST OMAHA FUNDS
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FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND

The First Omaha Short/Intermediate Fixed Income Fund invests at least 65 percent of its total assets in investment grade fixed income securities. The portfolio expects to maintain a weighted average maturity between two to five years.

The bond market experienced several cycles during the last year where the spread (the yield difference between a non-treasury security and the equivalent treasury security) for corporate bonds improved and corporate securities outperformed their treasury and government agency counterparts. During these cycles, we took advantage of the improvement in corporate prices to sell several corporate issues of companies we felt had become overvalued and whose conditions, we felt, were likely to weaken going forward.

We reinvested the proceeds in treasury and agency securities, and subsequently, improved the overall credit quality of the portfolio. In addition, these moves better diversified the Fund's risk and more closely aligned the portfolio with its performance benchmark. These changes proved successful in regards to performance versus our benchmark of the Lehman Brothers 1-5 Year U.S. Government Index.

THE PORTFOLIO

As of March 31, 2001, the portfolio composition was approximately 48% government and agency securities, 47% corporate bonds and 5% cash. The overall weighted average credit quality of the portfolio ended the year at AA. The weighted average maturity of the portfolio was approximately 10 years.

We will continue to search for market inefficiencies and situations that provide good relative performance in the bond market.

SHORT/INTERMEDIATE FIXED INCOME FUND
PORTFOLIO COMPOSITION
AS OF MARCH 31, 2001

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CASH EQUIVALENTS 4.8%
CORPORATE BONDS 46.8%
U.S. GOVERNMENTS 25.4%
U.S. GOVERNMENT AGENCIES 23.0%



TOTAL RETURN
AS OF MARCH 31, 2001

                                       ANNUALIZED ANNUALIZED
                               1 YEAR    5 YEAR    INCEPTION
                               RETURN    RETURN   TO DATE(1)
--------------------------------------------------------------------------------
First Omaha
Short/Intermediate
Fixed Income Fund(2)           10.52%     5.78%      5.53%
--------------------------------------------------------------------------------
(1) COMMENCEMENT DATE IS 12/13/92
(2) PERFORMANCE DATA FROM COMMENCEMENT THROUGH APRIL 9, 1995 RELATES TO A PREDECESSOR, FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND, THE ASSETS OF WHICH WERE ACQUIRED BY THE FUND ON THAT DATE.

RETURN ON A $10,000 INVESTMENT

[LINE GRAPH OMITTED]
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         First Omaha Short/Intermediate     Lehman Mutual Fund 1-5
               Fixed Income Fund            Year U.S. Gov't. Index
12/31/92            10000                    10000
Mar 93              10278                    10311
Mar 94              10498                    10563
Mar 95              10886                    11010
Mar 96              11731                    11939
Mar 97              12201                    12542
Mar 98              13221                    13587
Mar 99              13961                    14455
Mar 00              14060                    14898
Mar 01              15539                    16507




THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 12/31/92. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN

4
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                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FIRST NATIONAL BANK OF OMAHA.

THE LEHMAN BROS. MUTUAL FUND SHORT (1-5) U.S. GOVERNMENT INDEX IS AN INDEX MADE UP OF THE TREASURY BOND INDEX (ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY, EXCLUDING FOREIGN-TARGETED ISSUES) AND THE AGENCY BOND INDEX (ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT). IT INCLUDES ONLY THOSE BONDS WITH MATURITIES OF UP TO FIVE YEARS. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

FIRST OMAHA INCOME FUND

The First Omaha Income Fund invests at least 65 percent of its total assets in investment grade fixed income securities. The portfolio expects to maintain a weighted average maturity of three years or more under normal market conditions.

The First Omaha Income Fund was introduced on March 9th, 2001. The predecessor common trust fund used the Lehman Brothers Government/Credit Index as a benchmark. The Income Fund will be using the Lehman Brothers Aggregate Bond Index as a benchmark. The change in benchmark added to the First Omaha bond fund options and successfully complimented the existing funds with regard to maturity and sector diversification.

THE PORTFOLIO

As of March 31, 2001, the portfolio's composition was 23 percent treasury securities, 9 percent government agency securities, 36 percent mortgage-backed securities, 24 percent corporate securities and 2 percent cash equivalents. The overall weighted average credit quality was AAA, while the weighted average maturity was 7.4 years.

INCOME FUND

PORTFOLIO COMPOSITION
AS OF MARCH 31, 2001

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U.S. GOVERNMENTS 23.3%
U.S. GOVERNMENT AGENCIES 9.0%
U.S. GOVERNMENT MORTGAGE-BACKED 36.3%
MUNICIPAL BONDS 5.3%
CORPORATE BONDS 24.4%
CASH EQUIVALENT 1.7%



TOTAL RETURN
AS OF MARCH 31, 2001

                                  ANNUALIZED   ANNUALIZED
                        1 YEAR      5 YEAR       10 YEAR
                       RETURN(1)   RETURN(1)    RETURN(1)
--------------------------------------------------------------------------------
First Omaha
Income Fund             19.34%       6.96%        7.29%
--------------------------------------------------------------------------------
(1) FOR PERIODS PRIOR TO MARCH 9, 2001, WHEN THE FUND BEGAN OPERATING, THE PERFORMANCE QUOTED REFLECTS PERFORMANCE OF THE ADVISER'S SIMILARLY MANAGED COLLECTIVE INVESTMENT FUND, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES. THE COLLECTIVE INVESTMENT FUND WAS NOT A REGISTERED MUTUAL FUND AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT AND TAX RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.

RETURN ON A $10,000 INVESTMENT

[LINE GRAPH OMITTED]
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         First Omaha Income Fund    Lehman U.S. Aggregate Bond Index
3/31/91          10000                              10000
Mar 92           11127                              11139
Mar 93           12740                              12619
Mar 94           12728                              12917
Mar 95           13015                              13563
Mar 96           13442                              15025
Mar 97           14742                              15763
Mar 98           16906                              17654
Mar 99           17927                              18798
Mar 00           16943                              19152
Mar 01           20220                              21552



THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/91. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST OMAHA INCOME FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FIRST NATIONAL BANK OF OMAHA.

THE LEHMAN AGGREGATE BOND INDEX IS A MARKET VALUE-WEIGHTED INDEX THAT TRACKS THE DAILY PRICE, COUPON, PAYDOWNS AND TOTAL RETURN PERFORMANCE OF FIXED-RATE, PUBLICLY PLACED, DOLLAR DENOMINATED AND NONCONVERTIBLE, INVESTMENT-GRADE DEBT ISSUES WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND WITH AT LEAST ONE YEAR TO FINAL MATURITY. THE INDEX WAS INTRODUCED IN 1972 AND IT COMBINES THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

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Annual Report     FIRST OMAHA FUNDS
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FIRST OMAHA FIXED INCOME FUND

The First Omaha Fixed Income Fund invests at least 65% of its total assets in investment grade fixed income securities.

Over the course of the past year we began to develop concerns about the corporate bond market. In spite of the presence of attractive yields in an economic environment which should be favorable to corporate profits, corporate bonds showed only sporadic improvement. With concerns rising over the possibility of a recession, which would traditionally lead to weakness in corporate bonds, we gradually reduced the portfolio's exposure to corporate bonds by taking advantage of periods of strength in prices.

Proceeds from the sale of corporates were used to buy both Treasury and Agency securities. These purchases allowed us to improve the diversification of your portfolio as well as take advantage of what we felt were very attractive spreads (the excess yield earned above that of a Treasury) in the Agency market. The additional allocation to Agencies proved to enhance portfolio performance as these bonds out performed other sectors over the 12 month period.

THE PORTFOLIO

As of March 31, 2001, the portfolio composition was approximately 32% government and agency securities, 67% corporate bonds and 1% cash. The overall weighted average credit quality of the portfolio ended the year at AA. The weighted average maturity of the portfolio was approximately 10 years.

Going forward, we will continue to search for opportunities to both add value by identifying market inefficiencies and to further diversify your portfolio.

FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of March 31, 2001

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U.S. GOVERNMENT AGENCIES 13.3%
U.S. GOVERNMENTS 18.6%
CASH EQUIVALENTS 0.9%
CORPORATE BONDS 67.2%



TOTAL RETURN
AS OF MARCH 31, 2001

                                       ANNUALIZED ANNUALIZED
                               1 YEAR    5 YEAR    INCEPTION
                               RETURN    RETURN   TO DATE(1)
--------------------------------------------------------------------------------
First Omaha Fixed
Income Fund(2)                 10.52%     6.10%      6.36%
--------------------------------------------------------------------------------
(1) COMMENCEMENT DATE IS 12/13/92
(2) PERFORMANCE DATA FROM COMMENCEMENT THROUGH APRIL 9, 1995 RELATES TO A PREDECESSOR, FIRST OMAHA FIXED INCOME FUND, THE ASSETS OF WHICH WERE ACQUIRED BY THE FUND ON THAT DATE.

RETURN ON A $10,000 INVESTMENT

[LINE GRAPH OMITTED]
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         First Omaha Fixed Income Fund      Lehman U.S. Government/Credit Index
12/31/92            10000                                    10000
Mar 93              10466                                    10466
Mar 94              10769                                    10757
Mar 95              11134                                    11251
Mar 96              12306                                    12479
Mar 97              12683                                    13036
Mar 98              14265                                    14651
Mar 99              15109                                    15609
Mar 00              14975                                    15871
Mar 01              16550                                    17841



THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 12/31/92. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PER-

6
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                                             FIRST OMAHA FUNDS     Annual Report
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FORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE
ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST OMAHA FIXED INCOME FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FIRST NATIONAL BANK OF OMAHA.

THE LEHMAN BROS. GOV'T./CREDIT INDEX INCLUDES ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY, EXCLUDING FOREIGN-TARGETED ISSUES; ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT; AND ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE, INVESTMENT GRADE, DOLLAR-DENOMINATED, SEC-REGISTERED CORPORATE DEBT (INCLUDING DEBT ISSUED OR GUARANTEED BY FOREIGN SOVEREIGN GOVERNMENTS, MUNICIPALITIES, OR GOVERNMENTAL AGENCIES, OR INTERNATIONAL AGENCIES). THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

FIRST OMAHA BALANCED FUND

The First Omaha Balanced Fund provided a one-year total return of 8.10% which dramatically outperformed the equity benchmark indices of -21.68% generated by the Standard & Poor's 500 Index and 0.26% experienced by the Russell 1000 Value Index. The bond index used as your Fund's benchmark, the Lehman Brothers Government/Credit Bond Index, rose 12.41% during the year. The conservative, value orientation of the fund was well rewarded during this past year.

THE PORTFOLIO

At March 31, the fixed income segment was 48% of your portfolio, equities were at 44% and cash was 8%. These weights reflect our near-term concerns for the equity market and the relative attractiveness of bonds and cash. The yield on the fund was 4.4%.

The bond segment composition at year end was 11.7% treasuries, 6.2% agencies and 30.4% high-quality corporate bonds. The average quality rating of the bond portfolio remained AA. We maintain that quality is a vitally important component of future performance. The yield on the Fund fell during the year in tandem with the decline in interest rates. We see continued pressure on the Federal Reserve to improve the economy by lowering interest rates. As a result, our increased reliance on bonds to generate positive returns seems well placed.

We will look to the equity component to return to a moderately positive environment in the future, probably in twelve months if historical patterns repeat. We initiated positions in Allegheny Energy, Inc., Bank of America Corp., BellSouth Corp., Burlington Resources Inc., The Chubb Corp., DTE Energy Co., Equity Residential Properties Trust, Gannett Co., Inc., H.J. Heinz Co., Hewlett-Packard Co., Johnson & Johnson, National City Corp., Schering-Plough Corp., Wisconsin Energy Corp., and WorldCom, Inc.

We eliminated six positions from the portfolio during the year. Lafarge Corp., International Flavors & Fragrances, Inc. and Kellwood Co. were eliminated from the portfolio due to their market capitalization being too small to provide efficient and liquid markets. Bestfoods was acquired by Unilever N.V. at a significant premium in an all cash deal. Both Compuware Corp. and Eastman Kodak Co. were sold primarily because they did not develop as we anticipated. We became disenchanted with the management teams at both companies, particularly in the slow method being utilized to address problems peculiar to each company.

At March 31, the equity segment weighted average dividend yield was 2.2% versus the S&P 500 yield of 1.3%. The portfolio held positions in 49 different equity companies over all economic sectors. The largest five equity positions, accounting for 17.2% of the equity segment, were Verizon Communications Inc., NCR Corp., Halliburton Co., Becton, Dickinson & Co. and Abbott Laboratories.

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

BALANCED FUND
PORTFOLIO COMPOSITION
AS OF MARCH 31, 2001

[PIE CHART OMITTED]
[PLOT POINTS TO FOLLOW:]

COMMON STOCKS 44.3%
CORPORATE BONDS 30.4%
U.S. GOVERNMENT AGENCIES 6.2%
U.S. GOVERNMENTS 11.7%
CASH EQUIVALENT 1.7%

TOP FIVE HOLDINGS*
AS OF MARCH 31, 2001
                                               % OF NET ASSETS
--------------------------------------------------------------------------------
 Anheuser-Busch Cos., Inc., 6.750%, 08/01/03         8.17%
--------------------------------------------------------------------------------
 Texas Utilities Electric Corp., 8.250%, 04/01/04    3.33
--------------------------------------------------------------------------------
 U.S. Treasury Note, 6.000%, 08/15/09                3.33
--------------------------------------------------------------------------------
 U.S. Treasury Bond, 7.250%, 05/15/16                3.22
--------------------------------------------------------------------------------
 WorldCom Inc., 7.875%, 05/15/03                     3.20
--------------------------------------------------------------------------------
* EXCLUDING CASH AND CASH EQUIVALENTS
PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

TOTAL RETURN
AS OF MARCH 31, 2001
                                               ANNUALIZED
                                    1 YEAR      INCEPTION
                                    RETURN     TO DATE(1)
--------------------------------------------------------------------------------
First Omaha
Balanced Fund                        8.10%        5.26%
--------------------------------------------------------------------------------
(1) COMMENCEMENT DATE IS 8/6/96


RETURN ON A $10,000 INVESTMENT

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]


              First Omaha      S&P 500     Lehman U.S. Government/
             Balanced Fund  Composite Index    Credit Index
Aug. 31, 1996     10000          10000             10000
March 1997        10738          11750             10398
March 1998        13135          17386             11687
March 1999        12650          20600             12451
March 2000        11878          24296             12660
March 2001        12840          19029             14231



THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 8/31/96. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST OMAHA BALANCED FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FIRST NATIONAL BANK OF OMAHA.

THE S&P 500 COMPOSITE IS AN UNMANAGED INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE. THE INDEX IS HEAVILY WEIGHTED TOWARD STOCKS WITH LARGE MARKET CAPITALIZATIONS AND REPRESENTS APPROXIMATELY TWO-THIRDS OF THE TOTAL MARKET VALUE OF ALL DOMESTIC COMMON STOCKS. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE LEHMAN BROS. GOV'T./CREDIT INDEX INCLUDES ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY, EXCLUDING FOREIGN-TARGETED ISSUES; ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT; AND ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE, INVESTMENT GRADE, DOLLAR-DENOMINATED, SEC-REGISTERED CORPORATE DEBT (INCLUDING DEBT ISSUED OR GUARANTEED BY FOREIGN SOVEREIGN GOVERNMENTS, MUNICIPALITIES, OR GOVERNMENTAL AGENCIES, OR INTERNATIONAL AGENCIES). THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

FIRST OMAHA EQUITY FUND

In the year ended March 31, the First Omaha Equity Fund returned 7.82% versus -21.68% generated by the Standard & Poor's 500 Index and the 0.26% experienced by the Russell 1000 Value Index. The Fund's outperformance against these two indices reflects the cautious investment posture we

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

maintained to the technology sector. We envisioned that revenue and earnings disappointments in these high P/E stocks would tend to be magnified by the great expectations of Wall Street. The Federal Reserve has indeed admitted to the poor economy by cutting interest rates repeatedly in 2001, which should be reflected in economic activity sometime in the next twelve months if historical patterns are repeated.

THE PORTFOLIO

In the year ended March 31, we increased the diversification of your portfolio by increasing the number of companies invested in to 49, up from 40 just one year ago and 43 six months ago. We increased the weightings to the finance, consumer staples and utility sectors while leaving the remaining sectors relatively unchanged.

We initiated positions in Allegheny Energy, Inc., Bank of America Corp., BellSouth Corp., Burlington Resources Inc., The Chubb Corp., DTE Energy Co., Equity Residential Properties Trust, Gannett Co., Inc., H.J. Heinz Co., Hewlett-Packard Co., Johnson & Johnson, National City Corp., Schering-Plough Corp., Wisconsin Energy Corp., and WorldCom, Inc.

Allegheny Energy, DTE Energy and Wisconsin Energy are electric utilities with operations in regions with good growth prospects and with fair public utility commissions. Bank of America and National City are large regional banks with diversified operations and potentially unrecognized cost-cutting capability. BellSouth and WorldCom are telecommunication service providers with stable earnings and growth opportunities associated with the Internet. Burlington Resources is an oil and gas exploration and development company with greater exposure to natural gas. Chubb is a premier property casualty insurance company with excellent retail lines and well-underwritten commercial lines entering the sweet-spot of the insurance cycle. Equity Residential Properties is the largest apartment real estate investment trust, with apartment complexes geographically distributed throughout the United States. Gannett is a newspaper company with good brands in major cities and also publishes USA Today. Heinz is well known for its ketchup and has been acquiring international food companies to add to its stable of products. Hewlett-Packard is a conservative technology company with a new management team in place. Johnson & Johnson and Schering-Plough are health care companies with the stability of current operations combined with the ever-expanding pharmaceutical industry.

We eliminated six positions from the portfolio during the year. Lafarge Corp., International Flavors & Fragrances, Inc. and Kellwood Co. were eliminated from the portfolio due to their market capitalization being too small to provide efficient and liquid markets. Bestfoods was acquired by Unilever N.V. at a significant premium in an all cash deal. Both Compuware Corp. and Eastman Kodak Co. were sold primarily because they did not develop as we anticipated. We became disenchanted with the management teams at both companies, particularly in the slow method being utilized to address problems peculiar to each company.

At March 31, 2001, 94.9% of the portfolio was invested in equities with the balance in cash equivalents. The portfolio held positions in 49 different companies over all economic sectors. The weighted average dividend yield of the companies in the portfolio was 2.2% versus the S&P 500 yield of 1.3%.

EQUITY FUND
PORTFOLIO COMPOSITION*
AS OF MARCH 31, 2001

[PIE CHART OMITTED]
[PLOT POINTS TO FOLLOW:]

COMMUNICATION SERVICES 11.4%
CONSUMER CYCLICALS 7.6%
CONSUMER STAPLES 5.7%
ENERGY 12.9%
FINANCE 17.9%
HEALTH CARE 10.9%
TECHNOLOGY 10.4%
TRANSPORTATION 2.5%
UTILITIES 10.7%
BASIC INDUSTRIES 7.9%
CAPITAL GOODS 2.1%

* SECTOR WEIGHTINGS REPRESENT THE PERCENTAGE OF THE FUND'S EQUITY INVESTMENTS IN CERTAIN GENERAL SECTORS. THESE SECTORS INCLUDE MORE THAN ONE INDUSTRY.

TOP FIVE HOLDINGS**
AS OF MARCH 31, 2001
                                            % OF NET ASSETS
--------------------------------------------------------------------------------
 Verizon Communications Inc.                         3.55%
--------------------------------------------------------------------------------
 NCR Corp.                                           3.37
--------------------------------------------------------------------------------
 Becton, Dickinson & Co.                             3.06
--------------------------------------------------------------------------------
 Halliburton Co.                                     3.04
--------------------------------------------------------------------------------
 Abbotts Laboratories                                2.97
--------------------------------------------------------------------------------
** EXCLUDING CASH AND CASH EQUIVALENTS

PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

TOTAL RETURN
AS OF MARCH 31, 2001

                                       ANNUALIZED ANNUALIZED
                               1 YEAR    5 YEAR    INCEPTION
                               RETURN    RETURN   TO DATE(1)
--------------------------------------------------------------------------------
First Omaha
Equity Fund(2)                  7.82%     5.80%      9.14%
--------------------------------------------------------------------------------
(1) COMMENCEMENT DATE IS 12/13/92
(2) PERFORMANCE DATA FROM COMMENCEMENT THROUGH APRIL 9, 1995 RELATES TO A PREDECESSOR, FIRST OMAHA EQUITY FUND, THE ASSETS OF WHICH WERE ACQUIRED BY THE FUND ON THAT DATE.

 RETURN ON A $10,000 INVESTMENT

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]


          First Omaha        S&P 500      S&P 500/BARRA
          Equity Fund   Composite Index   Value Index
12/31/92     10000           10000            10000
Mar 93       10444           10437            10924
Mar 94       10778           10587            11471
Mar 95       12723           12232            12921
Mar 96       15545           16155            17177
Mar 97       17886           19357            20043
Mar 98       23067           28643            28557
Mar 99       20971           33939            30193
Mar 00       19113           40028            33167
Mar01        20607           31350            32812




THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 12/31/92. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST OMAHA EQUITY FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FIRST NATIONAL BANK OF OMAHA.

THE S&P 500 COMPOSITE IS AN UNMANAGED INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE. THE INDEX IS HEAVILY WEIGHTED TOWARD STOCKS WITH LARGE MARKET CAPITALIZATIONS AND REPRESENTS APPROXIMATELY TWO-THIRDS OF THE TOTAL MARKET VALUE OF ALL DOMESTIC COMMON STOCKS. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE S&P 500/BARRA VALUE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 THAT HAVE LOW PRICE TO BOOK RATIOS. IT IS DESIGNED SO THAT APPROXIMATELY 50% OF THE STANDARD & POORS' 500 MARKET CAPITALIZATION IS THE BARRA VALUE INDEX. THE OTHER 50% IS IN THE BARRA GROWTH INDEX. THE BARRA VALUE & BARRA GROWTH INDICES ARE REBALANCED SEMI-ANNUALLY ON JANUARY 1 AND JULY 1. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

FIRST OMAHA GROWTH FUND

"It was the best of times it was the worst of times" begins Charles Dickens' A TALE OF TWO CITIES. Dickens was describing a period 200 years ago, but it also characterizes the experience of U.S. stock market investors in the past year. During last year's first quarter it seemed investors could not lose. Almost every stock was on an upward trajectory, and if the company was part of the "new economy" or a member of the ".com" club, the wealth being accumulated by shareholders was absolutely unbelievable. It was the best of times.

As the great bull marker of the 1990's reached its zenith, a widely read book forecasting 30,000 on the Dow described stocks as a safer investment than bonds. Investors' expectations were ratcheted higher and higher. It seemed the appetite for stocks that quintupled in value was insatiable. Mutual fund investors could select from a long list of funds that had triple digit returns during the prior year.

As the first quarter of 2000 came to a close trouble was brewing. Stocks, especially highflying NASDAQ issues, suffered a sharp setback. Investors conditioned by one of the longest bull markets in history to buy on the dips were battered. Each time stocks rallied, the advance ended at a lower high and was followed by more gut-wrenching declines. As the year 2001 began, stocks again enjoyed their traditional January rally, followed by even sharper losses in February and March. It was the worst first quarter in more than twenty-five years, and for NASDAQ investors the past year has been a nightmare unlike anything since the 1930's. It was the worst of times.

Old lessons are being relearned. Sales and earnings do matter and must be related in some fashion to the share price. A blue chip company is not necessarily a blue chip investment. The utility of wealth preservation is higher than the utility of wealth enhancement. Risk is at least as important as return.

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

For the twelve months ending March 31, 2001 the First Omaha Growth Fund had a loss of 1.38% compared to losses of 11.99% for the Russell Mid Cap, 59.76% for the NASDAQ Composite and 8.10% for the Dow Jones Industrials. It was definitely a rough year for most investors.

Beverage, Finance and Energy related stocks were areas of strong performance for the Fund, while software, telecommunications, and retailing were weak.

During the past three years of extreme market volatility the First Omaha Growth Fund has been a steady performer, preserving the gains generated in the very strong markets of the 1990's.

GROWTH FUND
PORTFOLIO COMPOSITION*
AS OF MARCH 31, 2001

[PIE CHART OMITTED]
[PLOT POINTS TO FOLLOW:]

COMMUNICATION SERVICES 5.4%
CONSUMER CYCLICALS 6.2%
CONSUMER STAPLES 10.3%
ENERGY 2.8%
FINANCE 32.5%
HEALTH CARE 10.9%
TECHNOLOGY 5.4%
TRANSPORTATION 11.2%
UTILITIES 6.1%
BASIC INDUSTRIES 5.9%
CAPITAL GOODS 3.3%


* SECTOR WEIGHTINGS REPRESENT THE PERCENTAGE OF THE FUND'S EQUITY INVESTMENTS IN CERTAIN GENERAL SECTORS. THESE SECTORS INCLUDE MORE THAN ONE INDUSTRY.

TOP FIVE HOLDINGS**
AS OF MARCH 31, 2001
                                            % OF NET ASSETS
--------------------------------------------------------------------------------
 Spieker Properties, Inc.                            4.04%
--------------------------------------------------------------------------------
 Constellation Brands, Inc., Cl A                    3.93
--------------------------------------------------------------------------------
 MGIC Investment Corp.                               3.75
--------------------------------------------------------------------------------
 Symantec Corp.                                      3.40
--------------------------------------------------------------------------------
 Comerica, Inc.                                      3.28
--------------------------------------------------------------------------------
** EXCLUDING CASH AND CASH EQUIVALENTS
PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

TOTAL RETURN
AS OF MARCH 31, 2001
                                               ANNUALIZED
                                    1 YEAR    INCEPTION TO
                                    RETURN       DATE(1)
--------------------------------------------------------------------------------
First Omaha
Growth Fund                         -1.38%        4.45%
--------------------------------------------------------------------------------
(1) COMMENCEMENT DATE IS 4/1/98


RETURN ON A $10,000 INVESTMENT

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

              First Omaha    S&P MidCap       Russell MidCap
              Growth Fund    400 Index          400 Index
Apr. 30, 1998     10000        10000               10000
March 1999         9554         9865                9865
March 2000        11534        13623               12899
March 2001        11375        12675               11352


*PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P MIDCAP 400 INDEX, BUT THE ADVISER BELIEVES THAT THE RUSSELL MID CAP INDEX MORE ACCURATELY REFLECTS THE FUND'S CURRENT PORTFOLIO HOLDINGS AND HOW THE FUND WILL BE MANAGED IN THE FUTURE.

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 4/30/98. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST OMAHA GROWTH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNC TRUST GROUP, N.A.

THE RUSSELL MID CAP INDEX CONTAINS THE SMALLEST 800 COMPANIES IN THE RUSSELL 1000 INDEX, AS RANKED BY TOTAL MARKET CAPITALIZATION. THE RUSSELL MID CAP INDEX ACCURATELY CAPTURES THE MEDIUM-SIZED UNIVERSE OF SECURITIES AND REPRESENTS APPROXIMATELY 34.9% OF THE RUSSELL 1000 TOTAL MARKET CAPITALIZATION. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE S&P MIDCAP 400 INDEX CONSISTS OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. IT IS ALSO A MARKET-VALUE WEIGHTED INDEX AND WAS THE FIRST BENCHMARK OF MIDCAP STOCK PRICE MOVEMENT. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

FIRST OMAHA SMALL CAP VALUE FUND

The Fund generated a return of 20.12% for the twelve-month period ending March 31, compared with -6.96% for the S&P MidCap 400 Index, 16.44% for the S&P SmallCap 600 BARRA Value Index and -1.28% for the S&P SmallCap 600 Index. The past year has been characterized by a significant shift in investor psychology, a shift that has benefited investors in the small cap value asset class. As the technology and dot-com sectors fell, many investors re-assessed their investment portfolios and concluded that they were overexposed to "growth" investments. Seeking to reduce exposure to technology, yet maintain equity exposure, small cap value stocks were rediscovered and were pushed upward by reallocated dollars.

THE PORTFOLIO

In the past year, we have increased the Fund's diversification by adding 25 new stocks and eliminating three. On March 31, 2001 the Fund held 56 companies, diversified across the major market sectors. The portfolio profited from its exposure to the financial sector, with companies such as Arthur J. Gallagher & Co., Everest Re Group Ltd., North Fork Bancorporation and Cullen/Frost Bankers posting strong returns. Over the course of the year, we increased the Fund's exposure to this industry, further contributing to returns. Additions in the financial sector included Community First Bankshares, Wilmington Trust Corp., and three Real Estate Investment Trusts (National Golf Properties, Inc., Home Properties of New York, Inc., and Mack-Cali Realty Corp.).

One of our most successful investments for the past year is THQ, Inc., a creator of video games for Nintendo, Sony, and the soon-to-be-released Microsoft game platforms. Purchased at $9 when an announcement was made that Sony's new PlayStation console would be slow to market due to parts shortages, the stock has since more than quadrupled, closing at $38 on March 31.

Another new investment in the past year was Daktronics, Inc., a company with an interesting niche in the electronics industry. Headquartered in Brookings, South Dakota, Daktronics is one of the leading producers of sports scoreboards, video displays for sports replays and high-impact advertising, and digital displays for airports and traffic control. The company's products can be viewed in such venues as the Tampa Bay Buccaneers new stadium, video displays on the Las Vegas Strip, most Olympic events, and your local college or high school gymnasium or football field.

Included among the new health care investments we purchased in the past year is Edwards Lifesciences Corp. Edwards was spun off from Baxter International, and is a world leader in artificial heart valves. With its independence, Edwards has been able to focus on its core competencies and eliminate marginal businesses, which has increased its profitability. Another health care investment, Innerdyne, was acquired by Tyco International during the year. Innerdyne created and manufactured a unique device used in minimally invasive surgery. We were convinced Innerdyne had "built a better mousetrap"; apparently Tyco was as well.

On the consumer products front we invested in Church & Dwight, Inc., manufacturer of Arm & Hammer Baking Soda. While the company participates in the relatively mature consumer products business, it continues to develop new products that incorporate baking soda and its well-known brand name. Included in its offerings are laundry detergent, toothpaste, carpet freshener, and cat litter. Purchased for $16.50, the stock has appreciated over 30% as investors, fearing a recession, rotated into defensive stocks.

As of March 31, 2001, the portfolio was 86% invested in equities and 14% in short-term money market investments. While our goal is to maintain minimal cash levels in the mutual fund, we have recently reduced numerous positions due to price appreciation and eliminated others due to valuation or changes in their fundamental outlook. We will continue to evaluate businesses with our value-oriented mindset, and commit these funds to the equity market as appropriate investments are discovered.

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------


SMALL CAP VALUE FUND
PORTFOLIO COMPOSITION*
AS OF MARCH 31, 2001

[PIE CHART OMITTED]
[PLOT POINTS TO FOLLOW:]

COMMUNICATION SERVICES 1.1%
CONSUMER CYCLICALS 6.4%
CONSUMER STAPLES 10.3%
ENERGY 7.6%
FINANCE 20.6%
HEALTH CARE 12.7%
TECHNOLOGY 4.1%
TRANSPORTATION 9.0%
UTILITIES 5.9%
BASIC INDUSTRIES 8.6%
CAPITAL GOODS 13.7%

* SECTOR WEIGHTINGS REPRESENT THE PERCENTAGE OF THE FUND'S EQUITY INVESTMENTS IN CERTAIN GENERAL SECTORS. THESE SECTORS INCLUDE MORE THAN ONE INDUSTRY.

TOP FIVE HOLDINGS**
AS OF MARCH 31, 2001
                                            % OF NET ASSETS
--------------------------------------------------------------------------------
 Everest Re Group Ltd.                               4.04%
--------------------------------------------------------------------------------
 Arthur J. Gallagher & Co.                           3.64
--------------------------------------------------------------------------------
 Casey's General Stores, Inc.                        3.36
--------------------------------------------------------------------------------
 Tecumseh Products Co., Cl A                         3.03
--------------------------------------------------------------------------------
 Church & Dwight, Inc.                               2.74
--------------------------------------------------------------------------------
** EXCLUDING CASH AND CASH EQUIVALENTS
PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

TOTAL RETURN
AS OF MARCH 31, 2001

                                               ANNUALIZED
                                    1 YEAR    INCEPTION TO
                                    RETURN       DATE(1)
--------------------------------------------------------------------------------
First Omaha
Small Cap Value Fund                20.12%        7.81%
--------------------------------------------------------------------------------
(1) COMMENCEMENT DATE IS 6/10/96


RETURN ON A $10,000 INVESTMENT

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

         First Omaha Small   S&P MidCap      S&P SmallCap    S&P 600/BARRA
           Cap Value Fund     400 Index       600 Index          Index
6/30/96        10000            10000           10000              10000
Mar 97         10700            10756           10304              11296
Mar 98         13869            16026           15204              17110
Mar 99         11076            16099           12297              13190
Mar 00         11916            22232           16073              15453
Mar 01         14313            20684           15867              17993



THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 6/30/96. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST OMAHA SMALL CAP VALUE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FIRST NATIONAL BANK OF OMAHA.

THE S&P MIDCAP 400 INDEX CONSISTS OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. IT IS ALSO A MARKET-VALUE WEIGHTED INDEX AND WAS THE FIRST BENCHMARK OF MIDCAP STOCK PRICE MOVEMENT. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE S&P SMALLCAP 600 INDEX CONSISTS OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY (BID-ASKED SPREAD, OWNERSHIP, SHARE TURNOVER AND NUMBER OF NO TRADE DAYS) AND INDUSTRY GROUP REPRESENTATION. IT TOO IS A MARKET-VALUE WEIGHTED INDEX. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE S&P SMALLCAP 600 BARRA VALUE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE S&P SMALLCAP 600 THAT HAVE LOW PRICE TO BOOK RATIOS. IT IS DESIGNED SO THAT APPROXIMATELY 50% OF THE S&PSMALLCAP 600 MARKET CAPITALIZATION IS IN THE BARRA VALUE INDEX. THE OTHER 50% IS IN THE BARRA GROWTH INDEX. THE BARRA VALUE & BARRA GROWTH INDICES ARE REBALANCED SEMI-ANNUALLY ON JANUARY 1 AND JULY 1. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
March 31, 2001
U.S. GOVERNMENT MONEY MARKET FUND

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE 3.3%
               FNMA 3.3%
 $10,000,000   5.172%, 04/02/01                 $ 9,998,564
                                             --------------
Total U.S. Government Agency Discount Note
   (Cost $9,998,564)                              9,998,564
                                             --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 48.1%
               FFCB 0.7%
   2,000,000   5.125%, 04/02/01                   1,999,981
                                             --------------
               FHLB 34.7%
               FHLB, Ser 119
  10,350,000   5.125%, 04/17/01                  10,349,396
               FHLB, Ser 158 (A)
  15,000,000   4.818%, 07/20/01                  14,997,288
               FHLB, Ser 1T01
     500,000   5.875%, 08/15/01                     498,788
               FHLB, Ser 6701
     250,000   5.775%, 04/30/01                     249,853
               FHLB, Ser B501
     265,000   6.500%, 04/26/01                     265,215
               FHLB, Ser G902
  20,000,000   5.500%, 01/23/02                  19,999,593
               FHLB, Ser GQ01
     100,000   5.235%, 10/22/01                      99,468
               FHLB, Ser GY01
   1,000,000   5.210%, 10/26/01                   1,000,000
               FHLB, Ser K902
   5,000,000   5.325%, 03/08/02                   5,000,000
               FHLB, Ser L802
  15,000,000   5.070%, 03/05/02                  15,000,000
               FHLB, Ser R101 (A)
  25,000,000   4.795%, 08/07/01                  25,002,201
               FHLB, Ser RC01
   1,000,000   5.300%, 08/24/01                   1,000,587
               FHLB, Ser S901 (A)
  10,000,000   4.970%, 09/19/01                   9,998,609
               FHLB, Ser WF01
     595,000   5.375%, 10/26/01                     592,422
               FHLB, Ser YL01
     900,000   5.700%, 12/14/01                     897,329
                                             --------------
                                                104,950,749
                                             --------------

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
               FHLMC 6.5%
$  7,366,000   5.750%, 06/15/01                 $ 7,355,923
   2,000,000   4.760%, 09/21/01                   1,998,882
     350,000   4.750%, 12/14/01                     346,733
  10,000,000   4.866%, 07/19/01                   9,998,092
                                             --------------
                                                 19,699,630
                                             --------------
               FNMA 0.5%
     300,000   5.370%, 04/05/01                     299,965
     100,000   5.440%, 05/21/01                      99,980
   1,050,000   5.510%, 05/29/01                   1,050,500
     200,000   6.000%, 07/16/01                     199,798
     100,000   5.050%, 12/03/01                      99,255
                                             --------------
                                                  1,749,498
                                             --------------
               SLMA (A) 5.7%
  10,000,000   4.825%, 08/23/01                  10,003,355
   3,000,000   4.835%, 02/01/02                   3,001,433
   4,200,000   4.835%, 02/08/02                   4,202,100
                                             --------------
                                                 17,206,888
                                             --------------
Total U.S. Government Agency Obligations
   (Cost $145,606,746)                          145,606,746
                                             --------------
REPURCHASE AGREEMENTS 48.6%
               First Union, 5.350%, dated 03/30/01,
               matures 04/02/01, repurchase
               price $74,032,992 (collateralized
               by FNMA obligations, 0.000%-6.625%,
               09/15/09-06/01/17, total market
  74,000,000   value: $75,480,090)               74,000,000
               Morgan Stanley Dean Witter, 5.300%,
               dated 03/30/01, matures 04/02/01,
               repurchase price $72,987,222
               (collateralized by FNMA and FHLMC
               obligations, 6.625%-7.000%,
               02/15/03-09/15/09, total market
  72,955,000   value: $74,442,196)               72,955,000
                                             --------------
Total Repurchase Agreements
   (Cost $146,955,000)                          146,955,000
                                             --------------
Total Investments (Cost $302,560,310) 100.0%    302,560,310
                                             --------------
Other Assets and Liabilities, Net 0.0%                8,333
                                             --------------

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------


                                                     VALUE
                                                   ---------
NET ASSETS:
Paid-in-Capital (authorized 500,000,000 -- $0.00001
par value) based on 302,577,828 outstanding
shares of beneficial interest                  $302,567,956
Undistributed net investment income                      20
Accumulated net realized gain on investments            667
                                             --------------
TOTAL NET ASSETS 100.0%                        $302,568,643
                                             ==============
   Net Asset Value, Offering and Redemption
   Price Per Share                                   $1.00
                                             ==============



(A) Variable Rate Security -- the rate shown is the rate in effect on March 31, 2001.
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
Ser -- Series
SLMA -- Student Loan Marketing Association


See notes to financial statements.

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------
Statement of Net Assets
March 31, 2001
NEBRASKA TAX-EXEMPT FUND

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
MUNICIPAL BONDS 102.3%
               ARIZONA 0.7%
               Phoenix, GO, ETM
  $  775,000   7.000%, 07/01/01                  $  782,238
                                             --------------
               ILLINOIS 4.0%
               Cook County, High School
               District No. 230, GO, AMBAC
   2,530,000   5.500%, 12/01/09                   2,764,025
               Illinois State, Ser 1, GO
   2,000,000   5.500%, 06/01/05                   2,135,000
                                             --------------
                                                  4,899,025
                                             --------------
               IOWA 1.6%
               Iowa State, Finance Authority, Wheaton
               Franciscan, Ser B, MBIA, RB (B)
   2,000,000   3.500%, 08/15/24                   2,000,000
                                             --------------
               KANSAS 0.7%
               Kansas State, Development
               Finance Authority, RB, FSA
     825,000   4.150%, 06/01/08                     829,125
                                             --------------
               MICHIGAN 5.4%
               Detroit, Sewer Authority,
               Ser B, RB, MBIA (B)
   3,000,000   3.350%, 07/01/23                   3,000,000
               University of Michigan, RB
   3,600,000   3.200%, 04/05/01                   3,599,794
                                             --------------
                                                  6,599,794
                                             --------------
               NEBRASKA 76.6%
               Dodge County, School
               District No. 001, GO, FSA
     880,000   5.600%, 12/15/17                     928,400
               Douglas County, Nebraska School
               District No. 001, GO
   1,500,000   5.000%, 06/15/09                   1,578,750
   1,960,000   5.000%, 06/15/10                   2,058,000
   1,000,000   5.000%, 06/15/11                   1,048,750
               Douglas County, Zoo Facility,
               Henry Doorly Zoo, RB
   1,000,000   5.875%, 09/01/14                   1,067,500
               Hastings, Electric Systems, RB
   1,735,000   5.000%, 01/01/07                   1,808,737
               Hastings, Electric Systems, RB, FSA
   4,000,000   5.000%, 01/01/19                   3,980,000
               Lancaster County, School District
               No. 001, Lincoln Public Schools, GO
   3,460,000   5.250%, 07/15/17                   3,555,150


  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
  $2,000,000   5.250%, 07/15/18                 $ 2,042,500
               Lincoln, Electric System,
               Power Supply Facility, Ser A, RB
   2,000,000   5.300%, 09/01/09                   2,087,500
   2,000,000   4.600%, 09/01/11                   2,035,000
               Lincoln, Electric System,
               Power Supply Facility, Ser A, RB,
               Pre-Refunded @ 102 (A)
   2,000,000   5.750%, 09/01/02                   2,107,500
   1,000,000   5.500%, 09/01/02                   1,051,250
               Lincoln, Parking Facility,
               Ser A, RB
   5,000,000   5.375%, 08/15/14                   5,206,250
               Nebraska State, Educational Finance
               Authority, Creighton University
               Project, Ser A, RB, AMBAC
   2,000,000   5.950%, 01/01/11                   2,167,500
   2,660,000   5.000%, 09/01/09                   2,819,600
               Nebraska State, Public Power District,
               Electric System, Ser A, RB,
               Pre-Refunded @ 101 (A)
   1,000,000   5.250%, 01/01/05                   1,063,950
               Nebraska State, Public Power District,
               Power Supply System, RB, MBIA,
               Pre-Refunded @ 102 (A)
   4,750,000   6.125%, 01/01/03                   5,058,750
               Nebraska State, Public Power District,
               Power Supply System, Ser A, RB, MBIA
   1,900,000   5.250%, 01/01/07                   2,018,750
               Nebraska State, Public Power District,
               Power Supply System, Ser A, RB, MBIA,
               Pre-Refunded @ 101 (A)
   2,000,000   5.250%, 01/01/05                   2,130,000
               Nebraska State, Public Power District,
               Power Supply System, Ser C, RB, MBIA,
               Pre-Refunded @ 101 (A)
   1,000,000   5.000%, 07/01/04                   1,053,750
               Nebraska State, Public Power District,
               Power Supply System, Ser C, RB,
               Pre-Refunded @ 101 (A)
   5,435,000   5.000%, 07/01/04                   5,727,131
               Nebraska State, Public Power District,
               Ser B, RB, MBIA
   3,000,000   5.250%, 01/01/10                   3,187,500
               Omaha, Downtown Northeast
               Redevelopment Project, Special Tax

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                            VALUE
--------------------------------------------------------------------------------
  $2,000,000   6.250%, 11/01/19                 $ 2,097,500
               Omaha, GO
   2,285,000   5.000%, 12/01/10                   2,430,669
   2,270,000   5.000%, 12/01/11                   2,400,525
     705,000   5.000%, 12/01/12                     738,488
   1,300,000   4.850%, 12/01/14                   1,326,000
               Omaha, GO, Pre-Refunded  @ 102 (A)
     710,000   6.200%, 09/01/01                     733,054
     785,000   6.150%, 09/01/01                     810,332
               Omaha, Public Power District,
               Electric System, Ser B, RB, ETM
   2,000,000   5.900%, 02/01/06                   2,190,000
   2,000,000   5.700%, 02/01/04                   2,117,500
               Omaha, Public Power District,
               Electric System, Ser D, RB
   6,000,000   5.250%, 02/01/13                   6,142,500
   3,000,000   4.800%, 02/01/05                   3,120,000
               Omaha, School District, GO
   2,000,000   4.550%, 12/15/12                   2,017,500
               O'Neill, Hospital Authority,
               St. Anthony's Hospital, RB
   3,000,000   6.250%, 09/01/12                   2,992,500
               University of Nebraska,
               Deferred Maintenance Project, RB
   2,000,000   5.250%, 07/15/07                   2,147,500
   3,000,000   5.250%, 07/15/09                   3,202,500
               University of Nebraska, Medical Center
               Project, RB, Pre-Refunded @ 100 (A)
   3,000,000   5.250%, 07/01/05                   3,187,500
                                             --------------
                                                 93,436,286
                                             --------------
               PUERTO RICO 2.5%
               Puerto Rican Commonwealth,
               Government Development, RB, MBIA (B)
   3,000,000   3.300%, 12/01/15                   3,000,000
                                             --------------
               TEXAS 5.6%
               Austin, Independent School District, GO
   2,000,000   5.000%, 08/01/16                   2,030,000
               Lower Neches Valley, Neches River
               Treatment Project, RB (B)
   3,000,000   3.350%, 02/01/04                   3,000,000
               Travis County, GO
   1,760,000   4.250%, 03/01/05                   1,795,200
                                             --------------
                                                  6,825,200
                                             --------------
               WASHINGTON 1.6%
               Washington State, GO (B)
   2,000,000   3.350%, 06/01/20                   2,000,000
                                             --------------

  PRINCIPAL
   AMOUNT                                            VALUE
--------------------------------------------------------------------------------
               WISCONSIN 3.6%
               Milwaukee, Metropolitan Sewer
               District, Ser A, GO, ETM
  $1,000,000   6.700%, 10/01/02                 $ 1,050,000
               Wisconsin State, GO
   1,100,000   6.250%, 05/01/09                   1,254,000
   1,000,000   6.100%, 05/01/04                   1,073,030
               Wisconsin State, Ser A, GO
   1,000,000   5.750%, 05/01/03                   1,046,250
                                             --------------
                                                  4,423,280
                                             --------------
Total Municipal Bonds
  (Cost $121,882,362)                           124,794,948
                                             --------------

  NUMBER OF
   SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANY 4.1%
               Federated Tax-Exempt
   4,939,729   Money Market Fund                  4,939,729
                                             --------------
Total Investment Company
   (Cost $4,939,729)                              4,939,729
                                             --------------
Total Investments (Cost $126,822,091) 106.4%    129,734,677
                                             --------------
Other Assets and Liabilities, Net (6.4%)
   Payable for Securities Purchased              (8,686,735)
   Other Assets and Liabilities, Net                913,121
                                             --------------
                                                 (7,773,614)
                                             --------------
NET ASSETS:
Paid-in-Capital (authorized 50,000,000 -- $0.00001
    par value) based on 12,169,302 outstanding shares
    of beneficial interest                      118,989,638
Undistributed net investment income                  58,839
Net unrealized appreciation on investments        2,912,586
                                             --------------
TOTAL NET ASSETS 100.0%                        $121,961,063
                                             ==============
Net Asset Value, Offering and Redemption
    Price Per Share                                  $10.02
                                             ==============

(A) Pre-Refunded Security -- the maturity date shown is the pre-refunded date.
(B) Variable Rate Security -- the rate shown is the rate in effect on March 31, 2001.
AMBAC -- American Municipal Bond Assurance Corporation
ETM -- Escrowed to Maturity
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
Ser -- Series

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
March 31, 2001
COLORADO TAX-EXEMPT FUND

  PRINCIPAL
   AMOUNT                                            VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS 94.8%
               COLORADO 92.3%
               Adams County, School District, GO
   $  50,000   4.850%, 12/01/05                   $  51,437
     100,000   4.850%, 12/01/06                     105,125
               Aspen, Ser A, GO
      50,000   5.500%, 12/01/08                      52,125
               Aurora, GO
      75,000   4.650%, 12/01/11                      76,594
               Berthoud, Fire Protection District, GO, AMBAC
     120,000   4.600%, 12/01/13                     119,700
               Berthoud, Water Authority, RB, FSA
     110,000   4.850%, 10/15/07                     116,050
               Boulder (Larimer & Weld Counties),
               St. Vrain Valley School District, GO, FGIC
     300,000   4.875%, 12/15/11                     310,125
               Boulder (Larimer & Weld Counties),
               St. Vrain Valley School District RE 1J,
               Ser A, GO, MBIA
     100,000   5.800%, 12/15/07                     104,125
      50,000   5.700%, 12/15/06                      52,000
               Boulder County, Open Space
               Capital Improvement, RB
     155,000   4.250%, 07/15/10                     154,612
               Boulder Valley, School District RE2,
               GO, FGIC
     250,000   4.750%, 12/01/09                     259,687
               Boulder, Open Space Acquisition Authority, GO
     300,000   4.350%, 08/15/08                     305,625
               Boulder, Storm Water & Flood, Refunding
               & Improvement Authority, RB
     100,000   4.750%, 12/01/06                     104,750
               Brighton, Refunding Sales Tax,
               Ser A, RB, FGIC
     100,000   5.100%, 12/01/06                     106,500
               Broomfield, Sewer Authority,
               RB, FSA
     175,000   4.200%, 12/01/07                     178,281
               Burlington, School District RE 6J, GO, FSA
     285,000   4.150%, 12/01/08                     286,425
               Centennial, Water & Sanitation District,
               RB, FSA
     100,000   5.500%, 12/01/05                     107,500
               Clear Creek, School District RE 1,
               GO, FSA


  PRINCIPAL
   AMOUNT                                            VALUE
--------------------------------------------------------------------------------
  $  200,000   5.500%, 12/01/09                  $  219,250
               Colorado Springs, Hospital
               Authority, RB, MBIA
      50,000   5.400%, 12/15/05                      53,250
               Colorado Springs, Ser A, GO
      50,000   4.900%, 09/01/05                      51,375
               Colorado Springs, Utility System, Sub-Lien,
               Improvement Facilities, Ser A, RB
     190,000   4.625%, 11/15/13                     190,000
               Colorado State, Health Facilities Authority,
               Rose Medical Center Project, RB, MBIA,
               Pre-Refunded @ 101 (A)
      25,000   4.600%, 08/15/03                      26,062
               Colorado State, Regional Transportation
               District, Sales Tax, Ser A, RB, FGIC
     145,000   4.500%, 11/01/10                     147,356
               Colorado State, School of Mines Auxiliary
               Facilities, Refunding & Improvement
               Authority, RB, MBIA
      50,000   4.875%, 12/01/07                      51,187
               Colorado State, School of Mines Auxiliary
               Facilities, Refunding & Improvement
               Authority, Ser A, RB, MBIA
     150,000   5.000%, 12/01/10                     156,562
               Colorado State, Water Resources & Power
               Development Authority, Ser A, RB
     250,000   5.000%, 09/01/10                     265,625
     100,000   4.625%, 09/01/07                     104,125
               Colorado State, Water Resources & Power
               Development Authority, Drinking Water,
               Ser A, RB, FGIC
     150,000   5.450%, 11/01/12                     159,375
      50,000   4.650%, 11/01/04                      50,289
     300,000   4.300%, 11/01/12 295,500 Colorado State,
               Water Resources & Power
               Development Authority, Ser B, RB, FGIC
     300,000   4.550%, 11/01/12                     301,875
      50,000   4.650%, 10/15/07                      51,125
               Denver (City and County), COP, AMBAC
     150,000   5.000%, 12/01/11                     159,000
               Denver (City and County), Excise
               Tax, RB, Ser A, FSA
     150,000   5.000%, 09/01/07                     159,000
               Denver (City and County),
               Water Authority, GO

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                            VALUE
--------------------------------------------------------------------------------
   $  50,000   5.250%, 09/01/07                   $  50,259
     150,000   4.900%, 10/01/09                     156,375
               Douglas County, Sales & Use Tax
               RB, MBIA
     100,000   5.250%, 10/15/07                     106,500
               Douglas and Elbert County, School
               District RE 1, GO, FGIC
      15,000   4.600%, 12/15/04                      15,506
               Douglas and Elbert County, School
               District, RE 1 GO
     300,000   4.500%, 12/15/09                     307,125
               El Paso County, School District
               No. 2, GO, MBIA
     200,000   4.500%, 12/01/09                     205,000
               El Paso County, School District No. 38,
               GO, AMBAC
     200,000   4.150%, 12/01/08                     201,000
               El Paso County, School District No. 49,
               Ser A, GO, FSA
      45,000   3.850%, 12/01/06                      45,112
               Evergreen, Park & Recreation
               District, GO, AMBAC
     130,000   5.000%, 12/01/11                     136,662
               Fort Collins, Stormwater and Drain Utility,
               Refunding & Imporvement Authority,
               RB, FSA
      20,000   4.750%, 12/01/10                      20,725
               Fort Collins, Stormwater Utility, Refunding
               & Improvement Authroity, RB, AMBAC
     150,000   5.000%, 12/01/10                     156,563
               Glenwood Springs, Sales  Use & Tax,
               Refunding & Improvement
               Authority, RB, MBIA
     100,000   4.150%, 10/01/09                     100,000
               Grand Lake, Fire Protection
               District, Ser 2001, GO, AMBAC
     100,000   4.450%, 12/01/11                     100,750
               Jefferson County, School District
               No. R-001, GO, MBIA
     200,000   5.500%, 12/15/06                     217,250
               Jefferson County, School District No. R-1,
               GO, AMBAC, Pre-Refunded @ 101 (A)
     100,000   5.900%, 12/15/02                     105,375
               Jefferson County, School District No. R-1,
               Ser A, GO
      35,000   4.500%, 12/15/03                      35,919
               La Plata County, School District No. 9-R,
               GO, MBIA

  PRINCIPAL
   AMOUNT                                            VALUE
--------------------------------------------------------------------------------
  $  100,000   5.150%, 11/01/09                  $  104,875
               Lafayette, Sales & Use Tax, RB, AMBAC
      50,000   4.650%, 11/15/04                      51,250
               Lakewood, Sales & Use Tax, RB
     250,000   4.650%, 12/01/11                     254,375
               Larimer County, Courthouse &
               Jail Facilities, COP, FSA
     250,000   4.650%, 12/15/08                     259,375
               Larimer County, Sales & Use Tax,
               RB, AMBAC
     135,000   5.000%, 12/15/06                     143,269
               Larimer County, School District No. R-1,
               GO
     300,000   5.250%, 12/15/12                     314,625
               Larimer County, School District No. R-1,
               GO, FGIC
     500,000   4.600%, 12/15/10                     512,500
               Logan County, Health Care Facility,
               Western Health Network, RB, MBIA
     100,000   5.750%, 01/01/08                     104,500
               Mesa County, School District No. 051,
               GO, MBIA
     150,000   5.100%, 12/01/08                     158,813
               Morgan County, District No. R-3, GO, AMBAC
      25,000   3.900%, 12/01/06                      25,125
               Parker, Water & Sanitation District, RB, FGIC
     115,000   4.500%, 10/01/08                     118,163
               Platte River, Power Authority, Ser DD,
               RB, MBIA
     155,000   5.000%, 06/01/08                     163,913
               Poudre Valley, Hospital District, RB,
               AMBAC, Pre-Refunded @ 101 (A)
      50,000   4.750%, 12/01/03                      52,250
               Pueblo County, District No. 070, GO, AMBAC
     250,000   4.650%, 12/01/07                     260,313
               Pueblo County, School District No. 070,
               GO, MBIA
      25,000   5.200%, 12/01/10                      25,938
               Pueblo, Waterworks Authority, RB, FSA
     300,000   5.250%, 11/01/09                     323,625
               San Miguel & Montrose Counties,
               School District R-2J GO, MBIA
     100,000   4.450%, 12/01/05                     103,125
               Thornton, Development Authority,
               TA, MBIA

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
March 31, 2001
COLORADO TAX-EXEMPT FUND (CONCLUDED)

    PRINCIPAL
      AMOUNT                                         VALUE
   -----------                                      ---------
  $  150,000   5.000%, 12/01/05                $    158,063
               Thornton, GO, FGIC
      50,000   5.750%, 12/01/04                      52,250
               University of Colorado, RB, MBIA, ETM
      10,000   7.100%, 06/01/02                      10,438
               University of Northern Colorado,
               RB, MBIA
     150,000   5.375%, 06/01/10                     159,188
      50,000   5.300%, 06/01/04                      52,500
               Ute, Water Conservancy District, RB, MBIA
     200,000   5.375%, 06/15/07                     216,250
               Widefield, Water & Sanitation District,
               RB, MBIA
     150,000   5.550%, 12/01/10                     163,500
               Wray Community Hospital,
               GO, AMBAC
     250,000   4.950%, 10/15/10                     255,625
                                             --------------
                                                 10,935,586
                                             --------------
               PUERTO RICO 2.5%
               Puerto Rican Commonwealth,
               Government Development, RB,
               MBIA (B)
     300,000   3.300%, 12/01/15                     300,000
                                             --------------
Total Municipal Bonds
   (Cost $10,857,014)                            11,235,586
                                             --------------

  NUMBER OF
   SHARES
------------
INVESTMENT COMPANY 3.8%
               Federated Tax-Exempt Money
     456,688   Market Fund                          456,688
                                             --------------
Total Investment Company
   (Cost $456,688)                                  456,688
                                             --------------
Total Investments (Cost $11,313,702) 98.6%       11,692,274
                                             --------------

Other Assets and Liabilities, Net 1.4%              163,124
                                             --------------

                                                     VALUE
                                                  ----------
NET ASSETS:
Paid-in-Capital (authorized 50,000,000 -- $0.00001
   par value) based on 1,179,005 outstanding shares
   of beneficial interest                       $11,472,127
Undistributed net investment income                   4,699
Net unrealized appreciation on investments          378,572
                                             --------------
TOTAL NET ASSETS 100.0%                         $11,855,398
                                             ==============
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.06
                                             ==============

(A) Pre-Refunded Security -- the maturity date shown is the pre-refunded date.
(B) Variable Rate Security -- the rate shown is the rate in effect on March 31, 2001.
AMBAC -- American Municipal Bond Assurance Corporation
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
Ser -- Series
TA -- Tax Allocation


See notes to financial statements.

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------


SHORT/INTERMEDIATE FIXED INCOME FUND

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
CORPORATE BONDS 45.9%
               DATA PROCESSING 4.8%
               First Data Corp.
  $1,500,000   6.625%, 04/01/03                 $ 1,531,875
               First Data Corp., Ser D, MTN
     750,000   5.800%, 12/15/08                     717,187
                                             --------------
                                                  2,249,062
                                             --------------
               ELECTRICAL EQUIPMENT 2.1%
               Parker-Hannifin Corp., MTN
   1,000,000   5.650%, 09/15/03                   1,008,750
                                             --------------
               FINANCIAL SERVICES 13.4%
               General Electric Capital Corp.
   1,000,000   8.850%, 04/01/05                   1,120,000
               Goldman Sachs Group, Inc.
   1,750,000   6.650%, 05/15/09                   1,747,812
               Merrill Lynch & Co.
     750,000   6.640%, 09/19/02                     766,875
               Morgan Stanley Dean Witter & Co.
   1,000,000   7.125%, 01/15/03                   1,034,088
               PNC Funding Corp.
   1,500,000   7.500%, 11/01/09                   1,603,125
                                             --------------
                                                  6,271,900
                                             --------------
               INDUSTRIAL 4.4%
               Enron Corp.
   2,000,000   6.625%, 11/15/05                   2,037,500
                                             --------------
               PAPER & PAPER PRODUCTS 2.2%
               Scott Paper Co.
   1,000,000   10.000%, 03/01/02                  1,040,059
                                             --------------
               PHARMACEUTICALS 3.2%
               American Home Products
     700,000   7.900%, 02/15/05                     745,500
               Eli Lilly & Co.
     750,000   8.125%, 12/01/01                     765,937
                                             --------------
                                                  1,511,437
                                             --------------
               RETAIL 1.7%
               Wal-Mart Stores
     750,000   6.500%, 06/01/03                     775,312
                                             --------------

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
               TELEPHONES & TELECOMMUNICATIONS 3.3%
               WorldCom Inc.
  $1,500,000   7.875%, 05/15/03                 $ 1,541,541
                                             --------------
               UTILITIES & ELECTRICAL SERVICES 10.8%
               Northern States Power
     750,000   5.750%, 10/01/03                     763,125
               Potomac Electric Power
   2,250,000   6.250%, 10/15/07                   2,255,625
               Texas Utilities Electric
   1,000,000   8.125%, 02/01/02                   1,021,250
               Virginia Electric & Power, Ser E
   1,000,000   7.375%, 07/01/02                   1,026,250
                                             --------------
                                                  5,066,250
                                             --------------
Total Corporate Bonds
   (Cost $21,229,114)                            21,501,811
                                             --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 22.6%
               FFCB 3.3%
     750,000   5.940%, 06/10/02                     761,070
     750,000   5.720%, 04/13/05                     764,062
                                             --------------
                                                  1,525,132
                                             --------------
               FHLB 10.6%
               FHLB, Ser AB09
     750,000   5.450%, 01/12/09                     740,670
               FHLB, Ser ES05
   1,000,000   6.500%, 11/29/05                   1,052,180
               FHLB, Ser EV05
   1,060,000   6.440%, 11/28/05                   1,112,678
               FHLB, Ser JD04
   1,000,000   6.255%, 10/14/04                   1,038,510
               FHLB, Ser KN04
   1,000,000   6.200%, 11/17/04                   1,036,465
                                             --------------
                                                  4,980,503
                                             --------------
               FHLMC 6.4%
   1,200,000   6.375%, 11/15/03                   1,248,000
     750,000   5.950%, 01/19/06                     772,575
   1,000,000   5.125%, 10/15/08                     970,430
                                             --------------
                                                  2,991,005
                                             --------------

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Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------


Statement of Net Assets
March 31, 2001
SHORT/INTERMEDIATE FIXED INCOME FUND (CONCLUDED)

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
               FNMA 2.3%
  $1,000,000   7.125%, 03/15/07                 $ 1,087,380
                                                -----------
Total U.S. Government Agency Obligations
   (Cost $10,405,303)                            10,584,020
                                                -----------
U.S. TREASURY OBLIGATIONS 25.0%
               U.S. TREASURY NOTES 25.0%
     750,000   7.250%, 05/15/04                     810,323
   1,750,000   6.625%, 03/31/02                   1,791,493
     500,000   6.500%, 05/31/01                     501,580
     250,000   6.500%, 02/28/02                     255,118
   3,750,000   6.500%, 02/15/10                   4,143,900
     750,000   6.375%, 01/31/02                     763,200
   1,750,000   6.250%, 02/15/07                   1,884,383
     750,000   5.750%, 11/30/02                     767,813
     750,000   5.250%, 08/15/03                     766,125
                                                -----------
                                                 11,683,935
                                                -----------
Total U.S. Treasury Obligations
   (Cost $11,475,672)                            11,683,935
                                                -----------

  NUMBER OF
   SHARES
------------
INVESTMENT COMPANIES 4.7%
               Federated Trust for U.S. Treasury
   1,000,000   Obligations                        1,000,000
               Goldman Sachs U.S. Government
   1,194,162   Money Market Portfolio             1,194,162
                                                -----------
Total Investment Companies
   (Cost $2,194,162)                              2,194,162
                                                -----------
Total Investments (Cost $45,304,251) 98.2%       45,963,928
                                                -----------
Other Assets and Liabilities, Net 1.8%              862,884
                                                -----------

                                                     VALUE
                                                  -----------
NET ASSETS:
Paid-in-Capital (authorized 50,000,000 -- $0.00001
   par value) based on 4,678,620 outstanding shares
   of beneficial interest                       $46,467,263
Undistributed net investment income                  29,213
Accumulated net realized loss on investments       (329,341)
Net unrealized appreciation on investments          659,677
                                                -----------
TOTAL NET ASSETS 100.0%                         $46,826,812
                                                ===========
Net Asset Value, Offering and Redemption
    Price Per Share                                  $10.01
                                                ===========


FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
Ser -- Series


See notes to financial statements.

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------


INCOME FUND

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
U.S. TREASURY OBLIGATIONS 23.0%
               U.S. TREASURY BONDS 16.9%
  $4,000,000   13.750%, 08/15/04                $ 5,136,248
   3,000,000    8.125%, 08/15/21                  3,910,620
   2,500,000    7.250%, 05/15/16                  2,948,350
                                                -----------
                                                 11,995,218
                                                -----------
               U.S. TREASURY NOTES 6.1%
   1,000,000   7.500%, 11/15/01                   1,019,410
   3,000,000   6.500%, 02/15/10                   3,315,120
                                                -----------
                                                  4,334,530
                                                -----------
Total U.S. Treasury Obligations
   (Cost $16,415,569)                            16,329,748
                                                -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 8.9%
               FNMA 8.9%
   1,000,000   7.250%, 01/15/10                   1,103,420
   2,000,000   7.125%, 01/15/30                   2,220,200
   3,000,000   6.500%, 05/25/24                   2,972,788
                                                -----------
                                                  6,296,408
                                                -----------
Total U.S. Government Agency Obligations
   (Cost $6,350,937)                              6,296,408
                                                -----------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 35.9%
               FHLMC 9.8%
   6,994,389   6.500%, 02/01/31                   6,976,752
                                                -----------
               FNMA 8.5%
   5,921,460   6.500%, 12/01/14                   6,000,536
                                                -----------
               GNMA 17.6%
   6,323,943   7.500%, 08/15/30                   6,490,091
   5,865,173   7.000%, 12/15/27                   5,960,874
                                                -----------
                                                 12,450,965
                                                -----------
Total U.S. Government Mortgage-Backed Obligations
   (Cost $25,331,105)                            25,428,253
                                                -----------

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
MUNICIPAL BOND 5.3%
               Omaha, Nebraska, Parking Facilites, RB
  $3,745,000   6.700%, 06/01/18                 $ 3,721,594
                                                -----------
Total Municipal Bond
   (Cost $3,745,000)                              3,721,594
                                                -----------
CORPORATE BONDS 24.1%
               COMPUTERS & SERVICES 2.8%
               Dell Computer Corp.
   2,000,000   6.550%, 04/15/08                   1,987,500
                                                -----------
               DATA PROCESSING 2.9%
               First Data Corp., Ser D, MTN
   2,000,000   6.375%, 12/15/07                   2,043,262
                                                -----------
               FINANCIAL SERVICES 8.3%
               General Electric Capital Corp.
   3,000,000   8.700%, 02/15/03                   3,199,050
               PNC Funding Corp.
   2,500,000   7.500%, 11/01/09                   2,671,875
                                                -----------
                                                  5,870,925
                                                -----------
               MANUFACTURING 2.9%
               Whirlpool Corp.
   2,000,000   9.000%, 03/01/03                   2,074,502
                                                -----------
               PHARMACEUTICALS 1.5%
               American Home Products
   1,000,000   7.900%, 02/15/05                   1,065,000
                                                -----------
               TELEPHONES & TELECOMMUNICATIONS 2.8%
               United Telephone of Ohio, Ser EE
   2,000,000   6.500%, 06/01/05                   2,027,036
                                                -----------
               UTILITIES & ELECTRICAL SERVICES 2.9%
               Texas Utilities Electric
   2,000,000   8.125%, 02/01/02                   2,042,500
                                                -----------
Total Corporate Bonds
   (Cost $16,728,776)                            17,110,725
                                                -----------

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
March 31, 2001
INCOME FUND (CONCLUDED)


   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
INVESTMENT COMPANY 1.7%
               Goldman Sachs U.S. Government
   1,219,562   Money Market Portfolio           $ 1,219,562
                                                -----------
Total Investment Company
   (Cost $1,219,562)                              1,219,562
                                                -----------
Total Investments (Cost $69,790,949) 98.9%       70,106,290
                                                -----------
Other Assets and Liabilities, Net 1.1%              795,013
                                                -----------
NET ASSETS:
Paid-in-Capital (authorized 50,000,000 -- $0.00001
   par value) based on 7,087,820 outstanding shares
   of beneficial interest                        70,585,344
Undistributed net investment income                  45,539
Accumulated net realized loss on investments        (44,921)
Net unrealized appreciation on investments          315,341
                                                -----------
TOTAL NET ASSETS 100.0%                         $70,901,303
                                                ===========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.00
                                                ===========


FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
MTN -- Medium Term Note
RB -- Revenue Bond
Ser -- Series

See notes to financial statements.

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------


FIXED INCOME FUND

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
CORPORATE BONDS 66.1%
               BANKS 6.8%
               Bank One Corp.
  $  750,000   8.000%, 04/29/27                  $  800,625
               Citigroup, Inc.
   1,250,000   7.250%, 10/01/10                   1,315,435
               SouthTrust Bank NA
     850,000   6.125%, 01/09/28                     806,101
                                                -----------
                                                  2,922,161
                                                -----------
               CHEMICALS 4.7%
               Air Products and Chemicals, Inc.
   2,000,000   6.250%, 06/15/03                   2,025,000
                                                -----------
               COMPUTERS & SERVICES 1.1%
               Dell Computer Corp.
     500,000   6.550%, 04/15/08                     496,875
                                                -----------
               DATA PROCESSING 2.4%
               First Data Corp, Ser D, MTN
   1,000,000   6.375%, 12/15/07                   1,021,631
                                                -----------
               FINANCIAL SERVICES 8.1%
               General Electric Capital Corp.
   2,000,000   5.500%, 11/01/01                   2,000,000
               Goldman Sachs Group, Inc.
     750,000   6.650%, 05/15/09                     749,062
               Morgan Stanley Dean Witter & Co.
     750,000   5.625%, 01/20/04                     753,750
                                                -----------
                                                  3,502,812
                                                -----------
               INDUSTRIAL 2.1%
               Enron Corp.
     900,000   7.375%, 05/15/19                     915,750
                                                -----------
               PETROLEUM & FUEL PRODUCTS 14.3%
               Amoco Canada Co. Ltd.
   2,000,000   6.750%, 02/15/05                   2,092,500
               Conoco, Inc.
   2,000,000   5.900%, 04/15/04                   2,032,500
               Halliburton Co., Ser A, MTN
   2,000,000   6.750%, 02/01/27                   2,075,000
                                                -----------
                                                  6,200,000
                                                -----------

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
               PHARMACEUTICALS 10.2%
               Abbott Laboratories
  $1,000,000   5.600%, 10/01/03                 $ 1,017,500
               American Home Products
   1,250,000   7.900%, 02/15/05                   1,331,250
               Eli Lilly & Co.
   2,000,000   6.250%, 03/15/03                   2,047,500
                                                -----------
                                                  4,396,250
                                                -----------
               TELEPHONES & TELECOMMUNICATIONS 4.7%
               Citizens Communications Co.
   1,000,000   7.600%, 06/01/06                     976,250
               WorldCom, Inc.
   1,000,000   8.000%, 05/15/06                   1,039,169
                                                -----------
                                                  2,015,419
                                                -----------
               UTILITIES & ELECTRICAL SERVICES 11.7%
               Allete
   1,000,000   7.800%, 02/15/08                   1,016,897
               Laclede Gas Co.
   2,000,000   6.500%, 11/15/10                   1,975,000
               Union Electric Co.
   1,000,000   6.750%, 05/01/08                   1,032,500
               Wisconsin Electric Power
   1,000,000   6.625%, 11/15/06                   1,032,500
                                                -----------
                                                  5,056,897
                                                -----------
Total Corporate Bonds
   (Cost $28,293,845)                            28,552,795
                                                -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 13.1%
               FHLMC 4.5%
   2,000,000   5.125%, 10/15/08                   1,940,860
                                                -----------
               FNMA 8.6%
   1,750,000   7.250%, 01/15/10                   1,930,985
   1,600,000   7.125%, 01/15/30                   1,776,160
                                                -----------
                                                  3,707,145
                                                -----------
Total U.S. Government Agency Obligations
   (Cost $5,396,923)                              5,648,005
                                                -----------

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
March 31, 2001
FIXED INCOME FUND (CONCLUDED)

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
U.S. TREASURY OBLIGATIONS 18.2%
               U.S. TREASURY BONDS 10.9%
  $2,000,000   7.250%, 05/15/16                 $ 2,358,680
   2,000,000   7.125%, 02/15/23                   2,374,880
                                                -----------
                                                  4,733,560
                                                -----------
               U.S. TREASURY NOTES 7.3%
   1,500,000   6.250%, 07/31/02                   1,539,345
   1,500,000   6.000%, 08/15/09                   1,602,360
                                                -----------
                                                  3,141,705
                                                -----------
Total U.S. Treasury Obligations
   (Cost $7,668,632)                              7,875,265
                                                -----------

  NUMBER OF
   SHARES
------------
INVESTMENT COMPANY 0.9%
               Goldman Sachs U.S. Government
     394,467   Money Market Portfolio               394,467
                                                -----------
Total Investment Company
   (Cost $394,467)                                  394,467
                                                -----------
Total Investments (Cost $41,753,867) 98.3%       42,470,532
                                                -----------
Other Assets and Liabilities, Net 1.7%              737,063
                                                -----------
NET ASSETS:
Paid-in-Capital (authorized 50,000,000 -- $0.00001
   par value) based on 4,312,087 outstanding shares
   of beneficial interest                        44,211,434
Undistributed net investment income                  27,559
Accumulated net realized loss on investments     (1,748,063)
Net unrealized appreciation on investments          716,665
                                                -----------
TOTAL NET ASSETS 100.0%                         $43,207,595
                                                ===========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.02
                                                ===========


FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
Ser -- Series

See notes to financial statements.

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

BALANCED FUND

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
COMMON STOCKS 43.7%
               ADVERTISING 1.2%
               The Interpublic Group of
       2,200   Companies, Inc.                  $    75,570
                                                -----------
               BANKS 1.4%
         750   Bank of America Corp.                 41,062
         825   Bank One Corp.                        29,848
         700   National City Corp.                   18,725
                                                -----------
                                                     89,635
                                                -----------
               COMMUNICATIONS EQUIPMENT 0.8%
       3,460   Motorola, Inc.                        49,340
                                                -----------
               COMPUTERS & SERVICES 3.2%
       1,900   Hewlett-Packard Co.                   59,413
         465   International Business Machines Corp. 44,724
       2,550   NCR Corp.*                            99,526
                                                -----------
                                                    203,663
                                                -----------
               CONTAINERS & PACKAGING 2.2%
       3,100   Newell Rubbermaid Inc.                82,150
       2,900   Sonoco Products Co.                   62,350
                                                -----------
                                                    144,500
                                                -----------
               COSMETICS & TOILETRIES 0.5%
         600   Colgate-Palmolive Co.                 33,156
                                                -----------
               DATA PROCESSING 1.3%
       1,460   First Data Corp.                      87,177
                                                -----------
               ELECTRICAL EQUIPMENT 1.8%
       1,000   Emerson Electric Co.                  62,000
       1,300   Parker Hannifin Corp.                 51,636
                                                -----------
                                                    113,636
                                                -----------
               FINANCIAL SERVICES 2.2%
         900   Fannie Mae                            71,640
       1,100   Freddie Mac                           71,313
                                                -----------
                                                    142,953
                                                -----------
               FOOD, BEVERAGE & TOBACCO 2.0%
       1,150   H.J. Heinz Co.                        46,230
       1,860   PepsiCo, Inc.                         81,747
                                                -----------
                                                    127,977
                                                -----------

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
               INSURANCE 3.3%
       1,200   American General Corp.           $    45,900
         375   The Chubb Corp.                       27,165
         725   Marsh & McLennan Cos., Inc.           68,897
       2,600   SAFECO Corp.                          73,287
                                                -----------
                                                    215,249
                                                -----------
               MACHINERY 1.0%
       1,550   Ingersoll-Rand Co.                    61,550
                                                -----------
               MEDICAL PRODUCTS & SERVICES 1.6%
       2,600   Becton, Dickinson & Co.               91,832
         100   Johnson & Johnson                      8,747
                                                -----------
                                                    100,579
                                                -----------
               MISCELLANEOUS BUSINESS SERVICES 0.9%
       2,100   R.R. Donnelley & Sons Co.             55,062
                                                -----------
               MULTIMEDIA 0.6%
         600   Gannett Co., Inc.                     35,832
                                                -----------
               PAINT & PAINT PRODUCTS 1.2%
       3,000   The Sherwin-Williams Co.              76,440
                                                -----------
               PETROLEUM & FUEL PRODUCTS 5.7%
       1,490   Burlington Resources Inc.             66,677
         600   Exxon Mobil Corp.                     48,600
       2,500   Halliburton Co.                       91,875
       1,175   Texaco Inc.                           78,020
       2,400   Unocal Corp.                          82,968
                                                -----------
                                                    368,140
                                                -----------
               PHARMACEUTICALS 3.3%
       1,900   Abbott Laboratories                   89,661
       1,300   Bristol-Myers Squibb Co.              77,220
       1,175   Schering-Plough Corp.                 42,923
                                                -----------
                                                    209,804
                                                -----------
               REAL ESTATE INVESTMENT TRUST 0.6%
         755   Equity Residential Property Trust     39,283
                                                -----------
               TELEPHONES & TELECOMMUNICATIONS 3.7%
       1,085   BellSouth Corp.                       44,398
       1,410   SBC Communications, Inc.              62,928
       2,200   Verizon Communications Inc.*         108,460
       1,100   WorldCom Inc.*                        20,556
                                                -----------
                                                    236,342
                                                -----------

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
March 31, 2001
BALANCED FUND (CONCLUDED)

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
               TOYS & GAMES 1.3%
       4,875   Mattel, Inc.                     $    86,482
                                                -----------
               TRANSPORTATION 1.1%
       1,300   Union Pacific Corp.                   73,125
                                                -----------
               UTILITIES & ELECTRICAL SERVICES 2.8%
       1,100   Allegheny Energy, Inc.                50,886
       1,400   DPL Inc.                              39,340
         525   DTE Energy Co.                        20,895
         700   TECO Energy, Inc.                     20,972
       1,025   TXU Corp.                             42,353
         200   Wisconsin Energy Corp.                 4,316
                                                -----------
                                                    178,762
                                                -----------
Total Common Stocks
   (Cost $2,542,262)                              2,804,257
                                                -----------

  PRINCIPAL
   AMOUNT
 -----------
CORPORATE BONDS 30.0%
               BANKS 3.4%
               Bank One Corp.
   $  50,000   8.000%, 04/29/27                      53,375
               Citigroup, Inc.
     100,000   7.250%, 10/01/10                     105,235
               SouthTrust Bank NA
      60,000   6.125%, 01/09/28                      56,901
                                                -----------
                                                    215,511
                                                -----------
               COMPUTERS & SERVICES 1.5%
               Dell Computer Corp.
     100,000   6.550%, 04/15/08                      99,375
                                                -----------
               COSMETICS & TOILETRIES 2.9%
               Kimberly-Clark Corp.
     200,000   6.250%, 07/15/18                     189,750
                                                -----------
               FINANCIAL SERVICES 1.6%
               Goldman Sachs Group, Inc.
      50,000   6.650%, 05/15/09                      49,937
               Morgan Stanley Dean Witter & Co.
      50,000   5.625%, 01/20/04                      50,250
                                                -----------
                                                    100,187
                                                -----------
               FOOD, BEVERAGE & TOBACCO 8.2%
               Anheuser-Busch Cos., Inc.
     500,000   6.750%, 08/01/03                     523,750
                                                -----------

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
               INDUSTRIAL 1.2%
               Enron Corp.
   $  75,000   7.375%, 05/15/19                 $    76,313
                                                -----------
               PHARMACEUTICALS 1.7%
               American Home Products
     100,000   7.900%, 02/15/05                     106,500
                                                -----------
               TELEPHONES & TELECOMMUNICATIONS 3.2%
               WorldCom Inc.
     200,000   7.875%, 05/15/03                     205,539
                                                -----------
               UTILITIES & ELECTRICAL SERVICES 6.3%
               National Rural Utilities
     200,000   5.700%, 01/15/10                     193,000
               Texas Utilities Electric Corp.
     200,000   8.250%, 04/01/04                     213,750
                                                -----------
                                                    406,750
                                                -----------
Total Corporate Bonds
   (Cost $1,883,891)                              1,923,675
                                                -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 6.2%
               FHLMC 2.3%
     150,000   5.125%, 10/15/08                     145,565
                                                -----------
               FNMA 3.9%
     125,000   7.250%, 01/15/10                     137,928
     100,000   7.125%, 01/15/30                     111,010
                                                -----------
                                                    248,938
                                                -----------
Total U.S. Government Agency Obligations
   (Cost $373,363)                                  394,503
                                                -----------
U.S. TREASURY OBLIGATIONS 11.6%
               U.S. TREASURY BONDS 5.1%
     175,000   7.250%, 05/15/16                     206,385
     100,000   7.125%, 02/15/23                     118,744
                                                -----------
                                                    325,129
                                                -----------
               U.S. TREASURY NOTES 6.5%
     200,000   6.250%, 07/31/02                     205,246
     200,000   6.000%, 08/15/09                     213,648
                                                -----------
                                                    418,894
                                                -----------
Total U.S. Treasury Obligations
   (Cost $730,575)                                  744,023
                                                -----------

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
INVESTMENT COMPANIES 7.3%
               Federated Trust for U.S. Treasury
     250,000   Obligations                      $   250,000
               Goldman Sachs U.S. Government
     219,584   Money Market Portfolio               219,584
                                                -----------
Total Investment Companies
   (Cost $469,584)                                  469,584
                                                -----------
Total Investments (Cost $5,999,675) 98.8%         6,336,042
                                                -----------
Other Assets and Liabilities, Net 1.2%               77,777
                                                -----------
NET ASSETS:
Paid-in-Capital (authorized 50,000,000 -- $0.00001
   par value) based on 657,628 outstanding shares
   of beneficial interest                         8,082,170
Undistributed net investment income                   2,355
Accumulated net realized loss on investments     (2,007,073)
Net unrealized appreciation on investments          336,367
                                                -----------
TOTAL NET ASSETS 100.0%                         $ 6,413,819
                                                ===========
Net Asset Value, Offering and Redemption
   Price Per Share                                    $9.75
                                                ===========


* Non-income producing security
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association

See notes to financial statements.

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
March 31, 2001
EQUITY FUND

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
COMMON STOCKS 94.2%
               ADVERTISING 2.6%
               The Interpublic Group of
     108,700   Companies, Inc.                $   3,733,845
                                                -----------
               BANKS 3.0%
      37,600   Bank of America Corp.              2,058,600
      38,025   Bank One Corp.                     1,375,744
      33,125   National City Corp.                  886,094
                                                -----------
                                                  4,320,438
                                                -----------
               COMMUNICATIONS EQUIPMENT 1.7%
     168,575   Motorola, Inc.                     2,403,879
                                                -----------
               COMPUTERS & SERVICES 6.8%
      88,700   Hewlett-Packard Co.                2,773,649
      23,125   International Business
               Machines Corp.                     2,224,162
     124,325   NCR Corp.*                         4,852,405
                                                -----------
                                                  9,850,216
                                                -----------
               CONTAINERS & PACKAGING 4.8%
     147,275   Newell Rubbermaid Inc.             3,902,787
     141,750   Sonoco Products Co.                3,047,625
                                                -----------
                                                  6,950,412
                                                -----------
               COSMETICS & TOILETRIES 1.1%
      29,050   Colgate-Palmolive Co.              1,605,303
                                                -----------
               DATA PROCESSING 2.9%
      70,755   First Data Corp.                   4,224,781
                                                -----------
               ELECTRICAL EQUIPMENT 3.8%
      48,825   Emerson Electric Co.               3,027,150
      63,400   Parker Hannifin Corp.              2,518,248
                                                -----------
                                                  5,545,398
                                                -----------
               FINANCIAL SERVICES 4.9%
      44,775   Fannie Mae                         3,564,090
      54,525   Freddie Mac                        3,534,856
                                                -----------
                                                  7,098,946
                                                -----------
               FOOD, BEVERAGE & TOBACCO 4.3%
      53,890   H.J. Heinz Co.                     2,166,378
      91,055   PepsiCo, Inc.                      4,001,867
                                                -----------
                                                  6,168,245
                                                -----------

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
               INSURANCE 7.5%
      61,275   American General Corp.           $ 2,343,769
      20,930   The Chubb Corp.                    1,516,169
      37,200   Marsh & McLennan Cos., Inc.        3,535,116
     123,360   SAFECO Corp.                       3,477,210
                                                -----------
                                                 10,872,264
                                                -----------
               MACHINERY 2.0%
      72,075   Ingersoll-Rand Co.                 2,862,098
                                                -----------
               MEDICAL PRODUCTS & SERVICES 3.3%
     124,650   Becton, Dickinson & Co.            4,402,638
       4,375   Johnson & Johnson                    382,681
                                                -----------
                                                  4,785,319
                                                -----------
               MISCELLANEOUS BUSINESS SERVICES 1.8%
      98,600   R.R. Donnelley & Sons Co.          2,585,292
                                                -----------
               MULTIMEDIA 1.2%
      29,500   Gannett Co., Inc.                  1,761,740
                                                -----------
               PAINT & PAINT PRODUCTS 2.6%
     145,475   The Sherwin-Williams Co.           3,706,703
                                                -----------
               PETROLEUM & FUEL PRODUCTS 12.2%
      71,345   Burlington Resources Inc.          3,192,689
      26,900   Exxon Mobil Corp.                  2,178,900
     119,175   Halliburton Co.                    4,379,681
      56,875   Texaco Inc.                        3,776,500
     115,125   Unocal Corp.                       3,979,871
                                                -----------
                                                 17,507,641
                                                -----------
               PHARMACEUTICALS 6.9%
      90,730   Abbott Laboratories                4,281,549
      62,225   Bristol-Myers Squibb Co.           3,696,165
      54,850   Schering-Plough Corp.              2,003,671
                                                -----------
                                                  9,981,385
                                                -----------
               REAL ESTATE INVESTMENT TRUST 1.4%
      38,365   Equity Residential Property Trust  1,996,131
                                                -----------
               TELEPHONES & TELECOMMUNICATIONS 7.9%
      54,615   BellSouth Corp.                    2,234,846
      66,135   SBC Communications, Inc.           2,951,605
     103,675   Verizon Communications Inc.*       5,111,178
      53,700   WorldCom Inc.*                     1,003,519
                                                -----------
                                                 11,301,148
                                                -----------

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
               TOYS & GAMES 2.8%
     228,025   Mattel, Inc.                    $  4,045,164
                                               ------------
               TRANSPORTATION 2.4%
      60,775   Union Pacific Corp.                3,418,594
                                               ------------
               UTILITIES & ELECTRICAL SERVICES 6.3%
      52,900   Allegheny Energy, Inc.             2,447,154
      66,975   DPL Inc.                           1,881,998
      33,405   DTE Energy Co.                     1,329,519
      34,600   TECO Energy, Inc.                  1,036,616
      50,175   TXU Corp.                          2,073,231
      10,525   Wisconsin Energy Corp.               227,130
                                               ------------
                                                  8,995,648
                                               ------------
Total Common Stocks
   (Cost $104,566,276)                          135,720,590
                                               ------------
INVESTMENT COMPANIES 5.1%
               Federated Trust for U.S. Treasury
   4,000,000   Obligations                        4,000,000
               Goldman Sachs U.S. Government
   3,352,444   Money Market Portfolio             3,352,444
                                               ------------
Total Investment Companies
   (Cost $7,352,444)                              7,352,444
                                               ------------
Total Investments (Cost $111,918,720) 99.3%     143,073,034
                                               ------------
Other Assets and Liabilities, Net 0.7%            1,018,582
                                               ------------
NET ASSETS:
Paid-in-Capital (authorized 50,000,000 -- $0.00001
   par value) based on 15,152,940 outstanding shares
   of beneficial interest                       115,648,544
Accumulated net realized loss on investments     (2,711,242)
Net unrealized appreciation on investments       31,154,314
                                               ------------
TOTAL NET ASSETS 100.0%                        $144,091,616
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share                                    $9.51
                                               ============


* Non-income producing security



See notes to financial statements.

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
March 31, 2001
GROWTH FUND

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
COMMON STOCKS 86.0%
               AIR TRANSPORTATION 4.0%
      33,700   Atlas Air Worldwide
               Holdings, Inc.*                   $  948,655
      50,000   Southwest Airlines                   887,500
                                                 ----------
                                                  1,836,155
                                                 ----------
               AUTOMOTIVE 2.3%
      30,700   Cooper Industries, Inc.            1,026,915
                                                 ----------
               BANKS 7.6%
      24,300   Comerica, Inc.                     1,494,450
      34,200   Provident Financial Group, Inc.      961,875
      42,600   US Bancorp                           988,320
                                                 ----------
                                                  3,444,645
                                                 ----------
               COMMERCIAL SERVICES 4.0%
      35,600   Convergys Corp.*                   1,284,092
      18,000   Valassis Communications, Inc.        522,000
                                                 ----------
                                                  1,806,092
                                                 ----------
               COMPUTERS & SERVICES 5.1%
      11,000   Adobe Systems, Inc.                  384,670
      10,000   DoubleClick, Inc.*                   115,625
      11,800   Jack Henry & Associates              279,512
      37,100   Symantec Corp.*                    1,551,244
                                                 ----------
                                                  2,331,051
                                                 ----------
               ENTERTAINMENT & RECREATION 1.9%
      10,000   Bally Total Fitness Holding*         294,500
      10,000   Carnival Corp                        276,700
       5,700   Four Seasons Hotels, Inc.            282,093
                                                 ----------
                                                    853,293
                                                 ----------
               FOOD, BEVERAGE & TOBACCO 9.8%
      25,000   Constellation Brands, Inc., Cl A*  1,793,750
      19,200   Pepsi Bottling Group, Inc.           729,792
      21,600   Robert Mondavi, Cl A*                967,950
      20,000   Suiza Foods Corp.*                   961,800
                                                 ----------
                                                  4,453,292
                                                 ----------
               INSURANCE 8.7%
      13,300   MBIA, Inc.                         1,073,044
      25,000   MGIC Investment Corp.              1,710,500
      15,500   XL Capital Ltd., Cl A              1,179,085
                                                 ----------
                                                  3,962,629
                                                 ----------

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
               INVESTMENT COMPANIES 1.9%
      44,000   Allied Capital Corp.              $  885,500
                                                 ----------
               MANUFACTURING 4.3%
      26,000   Dover Corp.                          931,840
      54,700   Sensormatic Electronics Corp.      1,039,300
                                                 ----------
                                                  1,971,140
                                                 ----------
               MEDICAL PRODUCTS & SERVICES 10.3%
      31,000   Cerner Corp.*                      1,061,750
      23,400   Guidant Corp.                      1,052,766
      21,000   Stryker Corp.                      1,097,250
      25,100   UnitedHealth Group, Inc.           1,487,426
                                                 ----------
                                                  4,699,192
                                                 ----------
               PETROLEUM & FUEL PRODUCTS 2.6%
      44,700   Midcoast Energy Resources          1,184,550
                                                ----------
               RAILROADS 2.7%
      34,000   Canadian Pacific Ltd.              1,247,800
                                                 ----------
               REAL ESTATE INVESTMENT TRUST 4.0%
      33,600   Spieker Properties, Inc.           1,842,960
                                                 ----------
               RETAIL 3.1%
      32,000   RadioShack Corp.                   1,174,080
       6,000   Starbucks*                           254,625
                                                 ----------
                                                  1,428,705
                                                 ----------
               STEEL & STEEL WORKS 1.2%
      13,700   Nucor Corp.                          548,959
                                                ----------
               TELEPHONES & TELECOMMUNICATIONS 4.5%
      39,900   Level 3 Communications, Inc.*        693,263
      77,000   Plantronics, Inc.*                 1,368,290
                                                 ----------
                                                  2,061,553
                                                 ----------
               TELEVISION 0.6%
       6,500   Univision Communications, Inc., Cl A*248,040
                                                 ----------
               TRANSPORTATION 1.6%
      39,400   Swift Transportation, Inc.*          728,900
                                                 ----------
               UTILITIES & ELECTRICAL SERVICES 5.8%
      34,900   Nicor, Inc.                        1,300,723
      44,400   XCEL Energy, Inc.                  1,336,884
                                                 ----------
                                                  2,637,607
                                                 ----------
Total Common Stocks
   (Cost $33,040,214)                            39,198,978
                                                 ----------

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
CLOSED END FUNDS 8.5%
     100,000   ACM Government Income Fund       $   790,000
               BlackRock Investment Quality
      96,600   Term Trust                           852,978
     125,000   MFS Intermediate Income Trust        855,000
               Scudder Intermediate Government
      69,000   Trust                                464,370
      91,300   TCW/DW Term Trust 2003               924,869
                                                -----------
Total Closed End Funds
   (Cost $3,884,713)                              3,887,217
                                                -----------
INVESTMENT COMPANY 0.2%
               Goldman Sachs U.S. Government
     104,323   Money Market Portfolio               104,323
                                                -----------
Total Investment Company
   (Cost $104,323)                                  104,323
                                                -----------
REPURCHASE AGREEMENT 5.5%
               Spear, Leeds & Kellogg, 5.150%, dated
               03/30/01, matures 04/02/01,
               repurchase price $2,501,073
               (collateralized by U.S. Treasury
               Note, 5.625%, 05/15/08, total
   2,500,000   market value: $2,614,378)          2,500,000
                                                -----------
Total Repurchase Agreement
   (Cost $2,500,000)                              2,500,000
                                                -----------
Total Investments (Cost $39,529,250) 100.2%      45,690,518
                                                -----------
Other Assets and Liabilities, Net (0.2%)           (100,539)
                                                -----------
NET ASSETS:
Paid-in-Capital (authorized 50,000,000 -- $0.00001
   par value) based on 4,061,696 outstanding shares
   of beneficial interest                        39,913,912
Undistributed net investment income                  67,361
Accumulated net realized loss on investments       (552,562)
Net unrealized appreciation on investments        6,161,268
                                                -----------
TOTAL NET ASSETS 100.0%                         $45,589,979
                                                ===========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $11.22
                                                ===========
* Non-income producing security
Cl -- Class

See notes to financial statements.

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
March 31, 2001
SMALL CAP VALUE FUND

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
COMMON STOCKS 86.4%
               AIR TRANSPORTATION 2.0%
      14,000   Midwest Express Holdings*        $   221,340
                                                -----------
               APPAREL & TEXTILES 1.8%
      23,200   Hartmarx Corp.*                       73,776
       6,100   Kellwood Co.                         126,575
                                                -----------
                                                    200,351
                                                -----------
               AUTOMOTIVE 3.9%
      12,000   Clarcor, Inc.                        277,200
       5,800   Modine Manufacturing Co.             149,350
                                                -----------
                                                    426,550
                                                -----------
               BANKS 7.0%
       5,600   Community First Bankshares           113,050
       7,000   Cullen/Frost Bankers, Inc.           239,750
      11,400   North Fork Bancorporation            295,830
       2,100   Wilmington Trust Corp.               124,068
                                                -----------
                                                    772,698
                                                -----------
               CHEMICALS 2.1%
       5,000   Albemarle Corp.                      112,250
       5,500   Arch Chemicals, Inc.                 117,150
                                                -----------
                                                    229,400
                                                -----------
               COMMERCIAL SERVICES 1.8%
      34,300   Sitel Corp.*                          96,040
               Transaction Systems Architects,
      14,800   Inc., Cl A*                          105,912
                                                -----------
                                                    201,952
                                                -----------
               COMPUTERS & SERVICES 3.5%
       4,100   Avocent Corp.*                        89,431
       7,000   SBS Technologies, Inc.*              104,125
       5,100   THQ, Inc.*                           193,800
                                                -----------
                                                    387,356
                                                -----------
               DIVERSIFIED OPERATIONS 2.3%
       6,100   Teleflex, Inc.                       249,795
                                                -----------
               ELECTRICAL EQUIPMENT 1.7%
       4,500   Daktronics, Inc.*                     84,375
       3,900   Dallas Semiconductor Corp.           101,439
                                                -----------
                                                    185,814
                                                -----------

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
               FOOD, BEVERAGE & TOBACCO 4.6%
       9,900   Corn Products International, Inc.$   254,034
      11,000   Sensient Technologies Corp.          250,580
                                                -----------
                                                    504,614
                                                -----------
               HOUSEHOLD PRODUCTS 4.3%
      13,900   Church & Dwight, Inc.                302,047
       5,800   National Presto Industries, Inc.     173,710
                                                -----------
                                                    475,757
                                                -----------
               INSURANCE 7.7%
      14,500   Arthur J. Gallagher & Co.            401,650
       6,700   Everest Re Group Ltd.                445,684
                                                -----------
                                                    847,334
                                                -----------
               MACHINERY 5.7%
       3,152   Engineered Support Systems            61,070
       2,400   Littelfuse, Inc.*                     60,300
       6,900   Tecumseh Products Co., Cl A          333,787
       4,100   Tennant Co.                          173,225
                                                -----------
                                                    628,382
                                                -----------
               MEDICAL PRODUCTS & SERVICES 4.6%
      11,900   Akorn, Inc.                           24,172
       6,100   Edwards Lifesciences Corp.*          119,560
       8,800   Steris Corp.*                        124,080
       7,900   West Pharmaceutical Services, Inc.   184,465
       1,500   Zoll Medical*                         52,313
                                                -----------
                                                    504,590
                                                -----------
               METALS & MINING 1.0%
      12,100   Amcast Industrial Corp.              111,925
                                                -----------
               PAPER & PAPER PRODUCTS 2.5%
      22,100   P.H. Glatfelter Co.                  281,554
                                                -----------
               PETROLEUM & FUEL PRODUCTS 6.5%
       5,700   Newfield Exploration Co.             198,930
       4,700   Tidewater, Inc.                      212,440
      11,800   WD-40 Co.                            236,000
       2,300   Western Gas Resources, Inc.           74,175
                                                -----------
                                                    721,545
                                                -----------

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

   NUMBER
  OF SHARES                                          VALUE
-------------                                      ---------
               PHARMACEUTICALS 6.4%
       1,700   Alpharma, Inc., Cl A             $   55,658
       3,900   King Pharmaceuticals, Inc.*          158,925
      12,100   KV Pharmaceutical Co., Cl A*         238,249
       5,600   Medicis Pharmaceutical, Cl A*        250,992
                                                -----------
                                                    703,824
                                                -----------
               REAL ESTATE INVESTMENT TRUSTS 3.2%
       4,000   Home Properties of New York, Inc.    114,000
       4,100   Mack-Cali Realty Corp.               110,700
       5,000   National Golf Properties, Inc.       123,800
                                                -----------
                                                    348,500
                                                -----------
               RETAIL 4.4%
       4,500   Ann Taylor Stores Corp.*             119,475
      31,000   Casey's General Stores, Inc.         370,063
                                                -----------
                                                    489,538
                                                -----------
               TELEPHONES & TELECOMMUNICATIONS 1.0%
       5,100   Illuminet Holdings, Inc.*            104,869
                                                -----------
               TOYS & GAMES 1.4%
      12,100   Hasbro, Inc.                         156,090
                                                -----------
               TRANSPORTATION 1.9%
      12,400   Werner Enterprises, Inc.             212,350
                                                -----------
               UTILITIES & ELECTRICAL SERVICES 5.1%
       4,800   Hubbell, Inc., Cl B                  111,840
       2,300   Idacorp, Inc.                         87,883
      10,900   OGE Energy Corp.                     250,591
       3,400   WPS Resources Corp.                  116,042
                                                -----------
                                                    566,356
                                                -----------
Total Common Stocks
   (Cost $9,092,624)                              9,532,484
                                                -----------
INVESTMENT COMPANY 0.1%
               Goldman Sachs U.S. Government
      11,009   Money Market Portfolio                11,009
                                                -----------
Total Investment Company
   (Cost $11,009)                                    11,009
                                                -----------

  PRINCIPAL
   AMOUNT                                            VALUE
-------------                                      ---------
REPURCHASE AGREEMENT 13.6%
               Spear, Leeds & Kellogg, 5.150%, dated
               03/30/01, matures 04/02/01,
               repurchase price $1,500,644
               (collateralized by U.S. Treasury
               Note, 5.625%, 05/15/08, total
  $1,500,000   market value: $1,670,173)        $ 1,500,000
                                                -----------
Total Repurchase Agreement
   (Cost $1,500,000)                              1,500,000
                                                -----------
Total Investments (Cost $10,603,633) 100.1%      11,043,493
                                                -----------
Other Assets and Liabilities, Net (0.1%)            (16,294)
                                                -----------
NET ASSETS:
Paid-in-Capital (authorized 50,000,000 -- $0.00001
   par value) based on 899,119 outstanding shares
   of beneficial interest                        10,861,075
Undistributed net investment income                   3,560
Accumulated net realized loss on investments       (277,296)
Net unrealized appreciation on investments          439,860
                                                -----------
TOTAL NET ASSETS 100.0%                         $11,027,199
                                                ===========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $12.26
                                                ===========



* Non-income producing security
Cl -- Class

See notes to financial statements.

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statements of Operations
For the Year or Period Ended March 31, 2001

                                                                         U.S.
                                                                      GOVERNMENT          NEBRASKA            COLORADO
                                                                     MONEY MARKET        TAX-EXEMPT          TAX-EXEMPT
                                                                         FUND               FUND                FUND
                                                                     -------------      -------------       -------------
                                                                       4/01/00-           3/09/01(1)-         3/09/01(1)-
                                                                        3/31/01            3/31/01             3/31/01
----------------------------------------------------------------------------------      --------------      -------------
INVESTMENT INCOME:
  Interest                                                          $17,330,411           $308,400             $28,563
  Dividends                                                                  --                 --                  --
-----------------------------------------------------------------   -----------           --------             -------
  Total Investment Income                                            17,330,411            308,400              28,563
-----------------------------------------------------------------   -----------           --------             -------
EXPENSES:
-----------------------------------------------------------------
  Investment advisory fees                                              690,781             46,966               4,390
-----------------------------------------------------------------
  Fund administration and accounting fees                               552,627             13,419               1,254
-----------------------------------------------------------------
  Custody fees                                                           82,894              2,013                 188
-----------------------------------------------------------------
  Transfer agent fees                                                    89,441              3,595               1,715
-----------------------------------------------------------------
  Federal and state registration fees                                    54,005              6,107                 544
-----------------------------------------------------------------
  Professional fees                                                      54,280              6,574                 690
-----------------------------------------------------------------
  Printing fees                                                          51,371              5,263                 647
-----------------------------------------------------------------
  Directors' fees                                                        12,136              1,362                 121
-----------------------------------------------------------------
  Amortization of organization expenses                                     174                 --                  --
-----------------------------------------------------------------
  Insurance fees                                                         15,512                 59                   5
-----------------------------------------------------------------
  Pricing fees                                                            1,355                750                 200
-----------------------------------------------------------------
  Administrative services plan fees                                          --              6,709                  --
-----------------------------------------------------------------
  Other expenses                                                          7,145                 40                  40
-----------------------------------------------------------------   -----------           --------             -------
  Total expenses before waiver                                        1,611,721             92,857               9,794
-----------------------------------------------------------------
  Waiver of expenses                                                   (487,636)           (18,784)             (4,150)
-----------------------------------------------------------------   -----------           --------             -------
  Net Expenses                                                        1,124,085             74,073               5,644
-----------------------------------------------------------------   -----------           --------             -------
NET INVESTMENT INCOME                                                16,206,326            234,327              22,919
-----------------------------------------------------------------   -----------           --------             -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                                26,271                 --                  --
-----------------------------------------------------------------
  Change in unrealized appreciation (depreciation)
   on investments                                                            --            211,230              55,760
-----------------------------------------------------------------   -----------           --------             -------
  Net Gain (Loss) on Investments                                         26,271            211,230              55,760
-----------------------------------------------------------------   -----------           --------             -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                        $16,232,597           $445,557             $78,679
-----------------------------------------------------------------   ===========           ========             =======

                                                                   SHORT/
                                                                INTERMEDIATE                          FIXED
                                                                FIXED INCOME        INCOME           INCOME           BALANCED
                                                                    FUND             FUND             FUND              FUND
                                                                -------------    -------------    -------------     -------------
                                                                  4/01/00-         3/09/01(1)-      4/01/00-          4/01/00-
                                                                   3/31/01          3/31/01          3/31/01           3/31/01
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                     $1,468,568           $262,464      $2,966,476          $266,163
  Dividends                                                            --                 --              --            70,025
-----------------------------------------------------------    ----------           --------      ----------          --------
  Total Investment Income                                       1,468,568            262,464       2,966,476           336,188
-----------------------------------------------------------    ----------           --------      ----------          --------
EXPENSES:
-----------------------------------------------------------
  Investment advisory fees                                        112,444             23,455         272,187            54,607
-----------------------------------------------------------
  Fund administration and accounting fees                          44,978              7,818          90,729            31,682
-----------------------------------------------------------
  Custody fees                                                      6,747              1,173          13,609             2,185
-----------------------------------------------------------
  Transfer agent fees                                              34,329              3,117          38,133            31,394
-----------------------------------------------------------
  Federal and state registration fees                              19,901              3,632          21,181            16,155
-----------------------------------------------------------
  Professional fees                                                 5,421              4,608           9,956             3,035
-----------------------------------------------------------
  Printing fees                                                     4,709              4,320           8,136               765
-----------------------------------------------------------
  Directors' fees                                                   1,827                810           3,869               676
-----------------------------------------------------------
  Amortization of organization expenses                               174                 --             174               934
-----------------------------------------------------------
  Insurance fees                                                    1,043                 35           2,485               669
-----------------------------------------------------------
  Pricing fees                                                      2,676                500           2,598             3,921
-----------------------------------------------------------
  Administrative services plan fees                                21,052              3,909          43,635             6,298
-----------------------------------------------------------
  Other expenses                                                      115                108           1,117                75
-----------------------------------------------------------    ----------           --------      ----------          --------
  Total expenses before waiver                                    255,416             53,485         507,809           152,396
-----------------------------------------------------------    ----------           --------      ----------          --------
  Waiver of expenses                                              (40,384)           (10,945)        (76,040)          (26,132)
-----------------------------------------------------------    ----------           --------      ----------          --------
  Net Expenses                                                    215,032             42,540         431,769           126,264
-----------------------------------------------------------    ----------           --------      ----------          --------
NET INVESTMENT INCOME                                           1,253,536            219,924       2,534,707           209,924
-----------------------------------------------------------    ----------           --------      ----------          --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                        (102,574)           (44,921)     (1,049,095)         (155,867)
-----------------------------------------------------------
  Change in unrealized appreciation (depreciation)
   on investments                                               1,153,868             23,023       3,014,196           494,616
-----------------------------------------------------------    ----------           --------      ----------          --------
  Net Gain (Loss) on Investments                                1,051,294            (21,898)      1,965,101           338,749
-----------------------------------------------------------    ----------           --------      ----------          --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                   $2,304,830           $198,026      $4,499,808          $548,673
-----------------------------------------------------------    ==========           ========      ==========          ========


                                                                                                       SMALL CAP
                                                                    EQUITY           GROWTH              VALUE
                                                                     FUND             FUND               FUND
                                                                 -------------    -------------      ------------
                                                                   4/01/00-         4/01/00-           4/01/00-
                                                                    3/31/01          3/31/01            3/31/01
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                       $  160,456        $  142,784         $  63,176
  Dividends                                                       1,371,456           301,800           177,343
------------------------------------------------------------    -----------        ----------         ---------
  Total Investment Income                                         1,531,912           444,584           240,519
------------------------------------------------------------    -----------        ----------         ---------
EXPENSES:
------------------------------------------------------------
  Investment advisory fees                                          519,041           180,104            78,342
------------------------------------------------------------
  Fund administration and accounting fees                           138,411            52,444            35,197
------------------------------------------------------------
  Custody fees                                                       20,762             7,204             2,765
------------------------------------------------------------
  Transfer agent fees                                                34,587            35,903            34,371
------------------------------------------------------------
  Federal and state registration fees                                33,140            12,110            20,372
------------------------------------------------------------
  Professional fees                                                  26,560             4,801             1,355
------------------------------------------------------------
  Printing fees                                                       5,898             5,649             1,970
------------------------------------------------------------
  Directors' fees                                                     4,900             2,165               700
------------------------------------------------------------
  Amortization of organization expenses                                 174             3,004             1,923
------------------------------------------------------------
  Insurance fees                                                      4,391             1,609               450
------------------------------------------------------------
  Pricing fees                                                        1,544             1,436             1,552
------------------------------------------------------------
  Administrative services plan fees                                  65,336                --             8,652
------------------------------------------------------------
  Other expenses                                                        156             1,221                34
------------------------------------------------------------    -----------        ----------         ---------
  Total expenses before waiver                                      854,900           307,650           187,683
------------------------------------------------------------
  Waiver of expenses                                                (86,797)          (76,228)          (46,247)
------------------------------------------------------------    -----------        ----------         ---------
  Net Expenses                                                      768,103           231,422           141,436
------------------------------------------------------------    -----------        ----------         ---------
NET INVESTMENT INCOME                                               763,809           213,162            99,083
------------------------------------------------------------    -----------        ----------         ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                         4,414,734           227,635           188,390
------------------------------------------------------------
  Change in unrealized appreciation (depreciation)
   on investments                                                (4,323,480)       (1,804,479)        1,279,239
------------------------------------------------------------    -----------        ----------         ---------
  Net Gain (Loss) on Investments                                     91,254        (1,576,844)        1,467,629
------------------------------------------------------------    -----------        ----------         ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                    $   855,063       $(1,363,682)       $1,566,712
------------------------------------------------------------    ===========       ===========        ==========

(1) Commencement of operations.


See notes to financial statements.

36 & 37

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Years or Periods Ended March 31,

                                                   U.S. GOVERNMENT               NEBRASKA                  COLORADO
                                                  MONEY MARKET FUND           TAX-EXEMPT FUND           TAX-EXEMPT FUND
                                            ----------------------------   ---------------------      -------------------
                                                4/01/00-     4/01/99-             3/09/01-(2)              3/09/01-(2)
                                                 3/31/01      3/31/00             3/31/01                   3/31/01
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                     $ 16,206,326  $  9,916,800        $    234,327                  $   22,919
------------------------------------------
  Net realized gain (loss) on investments         26,271        (7,435)                 --                          --
------------------------------------------
  Change in unrealized appreciation
   (depreciation)on investments                       --            --             211,230                      55,760
------------------------------------------  ------------  ------------        ------------                  ----------
  Net increase (decrease) in net assets
   resulting from operations                  16,232,597     9,909,365             445,557                      78,679
------------------------------------------  ------------  ------------        ------------                  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                      (16,216,514)   (9,916,800)           (175,488)                    (18,220)
------------------------------------------
  Net capital gains                                  --             --                  --                          --
------------------------------------------  ------------  ------------        ------------                  ----------
  Total distributions                        (16,216,514)   (9,916,800)           (175,488)                    (18,220)
------------------------------------------  ------------  ------------        ------------                  ----------
CAPITAL SHARE TRANSACTIONS (1):
  Proceeds from sale of shares               975,567,965   951,251,913              10,618                   1,048,791
------------------------------------------
  Proceeds in connection with the
   acquisition of Common Trust Fund assets            --             --        122,700,083                  10,977,827
------------------------------------------
  Proceeds from reinvestment of dividends        299,372       206,720              11,232                          --
------------------------------------------
  Redemption of shares                      (981,198,437) (777,297,839)         (1,030,939)                   (231,679)
------------------------------------------  ------------  ------------        ------------                  ----------
  Net increase (decrease) from
   share transactions                         (5,331,100)  174,160,794         121,690,994                   11,794,939
------------------------------------------  ------------  ------------        ------------                  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (5,315,017)  174,153,359         121,961,063                   11,855,398
------------------------------------------
NET ASSETS:
  Beginning of period                        307,883,660   133,730,301                  --                          --
------------------------------------------  ------------  ------------        ------------                  -----------
  End of period                             $302,568,643  $307,883,660        $121,961,063                  $11,855,398
==========================================  ============  ============        ============                  ===========
  Undistributed net investment income,
    end of period                           $         20  $     10,034        $     58,839                  $     4,699
==========================================  ============  ============        ============                  ===========


                                                    SHORT/INTERMEDIATE
                                                     FIXED INCOME FUND          INCOME FUND               FIXED INCOME FUND
                                               ----------------------------  ------------------     -----------------------------
                                                 4/01/00-       4/01/99-         3/09/01-(2)          4/01/00-        4/01/99-
                                                  3/31/01        3/31/00          3/31/01              3/31/01         3/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                         $ 1,253,536    $  1,032,057     $   219,924         $ 2,534,707    $  3,781,786
------------------------------------------
  Net realized gain (loss) on investments          (102,574)         24,762         (44,921)         (1,049,095)       (484,369)
------------------------------------------
  Change in unrealized appreciation
   (depreciation) on investments                  1,153,868        (901,412)         23,023           3,014,196      (4,446,521)
------------------------------------------      -----------   --------------    -----------         -----------    ------------
  Net increase (decrease) in net assets
   resulting from operations                      2,304,830         155,407         198,026           4,499,808      (1,149,104)
------------------------------------------      -----------   --------------    -----------         -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                          (1,240,385)     (1,040,790)       (174,385)         (2,544,950)     (3,831,892)
------------------------------------------
  Net capital gains                                      --              --              --                  --        (992,917)
------------------------------------------
  Total distributions                            (1,240,385)     (1,040,790)       (174,385)         (2,544,950)     (4,824,809)
------------------------------------------      -----------   --------------    -----------         -----------    ------------
CAPITAL SHARE TRANSACTIONS (1):
  Proceeds from sale of shares                   12,751,108      11,780,909         334,592           8,777,469      10,308,583
------------------------------------------
  Proceeds in connection with the
   acquisition of Common Trust Fund assets       21,163,442              --      72,858,668                  --              --
------------------------------------------
  Proceeds from reinvestment of dividends           953,149         913,598          14,089           2,445,573       4,744,491
------------------------------------------
  Redemption of shares                          (10,113,114)    (12,437,478)     (2,329,687)        (18,514,785)    (42,954,356)
------------------------------------------      -----------   --------------    -----------         -----------    ------------
  Net increase (decrease) from
   share transactions                            24,754,585         257,029      70,877,662          (7,291,743)    (27,901,282)
------------------------------------------      -----------   --------------    -----------         -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          25,819,030        (628,354)     70,901,303          (5,336,885)    (33,875,195)
------------------------------------------
NET ASSETS:
  Beginning of period                            21,007,782      21,636,136              --          48,544,480      82,419,675
------------------------------------------      -----------   --------------    -----------         -----------    ------------
  End of period                                 $46,826,812    $ 21,007,782     $70,901,303         $43,207,595    $ 48,544,480
==========================================      ===========    ============     ===========         ===========    ============
  Undistributed net investment income,
    end of period                               $    29,213    $     15,888     $    45,539         $    27,559    $     37,569
==========================================      ===========    ============     ===========         ===========    ============



                                                     BALANCED FUND
                                              -----------------------------
                                                4/01/00-        4/01/99-
                                                 3/31/01         3/31/00
---------------------------------------------------------------------------
OPERATIONS:

  Net investment income                        $   209,924   $    605,506
---------------------------------------------
  Net realized gain (loss) on investments         (155,867)      (870,245)
---------------------------------------------
  Change in unrealized appreciation
   (depreciation) on investments                   494,616       (451,243)
------------------------------------------     -----------   ------------
  Net increase (decrease) in net assets
   resulting from operations                       548,673       (715,982)
------------------------------------------     -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                           (212,955)      (612,643)
------------------------------------------     -----------   ------------
  Net capital gains                                 (3,175)    (1,213,790)
------------------------------------------     -----------   ------------
  Total distributions                             (216,130)    (1,826,433)
------------------------------------------     -----------   ------------
CAPITAL SHARE TRANSACTIONS (1):
  Proceeds from sale of shares                   1,955,159      6,343,381
------------------------------------------
  Proceeds in connection with the
   acquisition of Common Trust Fund assets              --             --
------------------------------------------
  Proceeds from reinvestment of dividends          215,615      1,821,251
------------------------------------------
  Redemption of shares                          (8,100,110)   (17,494,685)
------------------------------------------     -----------   ------------
  Net increase (decrease) from
   share transactions                           (5,929,336)    (9,330,053)
------------------------------------------     -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (5,596,793)   (11,872,468)
------------------------------------------     -----------   ------------
NET ASSETS:
  Beginning of period                           12,010,612     23,883,080
------------------------------------------
  End of period                                $ 6,413,819   $ 12,010,612
------------------------------------------     -----------   ------------
  Undistributed net investment income,
    end of period                              $     2,355   $      4,454
------------------------------------------     ===========   ============
(1) See Note 6 in the notes to the financial statements for additional information.
(2) Commencement of operations.

See notes to financial statements.

38 & 39

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Years or Periods Ended March 31,


                                                      EQUITY FUND                GROWTH FUND           SMALL CAP VALUE FUND
                                              --------------------------  -----------------------    -------------------------
                                                 4/01/00-     4/01/99-    4/01/00-      4/01/99-      4/01/00-     4/01/99-
                                                 3/31/01      3/31/00     3/31/01       3/31/00       3/31/01      3/31/00
-----------------------------------------     ----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $  763,809  $  2,465,950   $  213,162  $    17,193   $    99,083   $    96,043
-----------------------------------------
  Net realized gain (loss) on investments      4,414,734     9,623,756      227,635      144,552       188,390      (450,341)
-----------------------------------------
  Change in unrealized appreciation
  (depreciation) on investments               (4,323,480)  (22,556,441)  (1,804,479)   3,375,468     1,279,239     1,416,459
-----------------------------------------     ----------- -------------  ----------- -----------   -----------   -----------
  Net increase (decrease) in net assets
  resulting from operations                     855,063   (10,466,735)  (1,363,682)    3,537,213     1,566,712     1,062,161
-----------------------------------------     ----------- ------------- -----------  -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                         (765,857)   (2,478,199)    (158,449)      (7,416)      (99,048)     (102,839)
-----------------------------------------
  Return of capital                             (155,964)           --           --           --            --            --
-----------------------------------------
  Net capital gains                             (350,093)  (35,278,111)          --           --            --      (169,668)
-----------------------------------------     ----------- ------------- -----------  -----------   -----------   -----------
  Total distributions                         (1,271,914)  (37,756,310)    (158,449)      (7,416)      (99,048)     (272,507)
-----------------------------------------     ----------- ------------- -----------  -----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS (1):
  Proceeds from sale of shares                 7,396,319    22,818,088   20,742,732   18,614,782     5,589,237     3,962,232
-----------------------------------------
  Proceeds in connection with the
   acquisition of Common Trust Fund assets    99,277,550            --   20,627,084           --            --            --
-----------------------------------------
  Proceeds from reinvestment of dividends      1,231,267    37,560,860      114,264        6,716        82,011       257,708
-----------------------------------------
  Redemption of shares                       (50,933,797) (156,205,072) (17,384,825) (13,455,974)   (4,735,338)   (9,482,091)
-----------------------------------------    -----------  ------------  -----------  -----------   -----------   -----------
  Net increase (decrease) from
    share transactions                        56,971,339   (95,826,124)  24,099,255    5,165,524       935,910    (5,262,151)
-----------------------------------------    -----------  ------------  -----------  -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       56,554,488  (144,049,169)  22,577,124    8,695,321     2,403,574    (4,472,497)
-----------------------------------------
NET ASSETS:
  Beginning of period                         87,537,128   231,586,297   23,012,855   14,317,534     8,623,625    13,096,122
-----------------------------------------   ------------  ------------  -----------  -----------   -----------   -----------
  End of period                             $144,091,616  $ 87,537,128  $45,589,979  $23,012,855   $11,027,199   $ 8,623,625
-----------------------------------------   ============  ============  ===========  ===========   ===========   ===========
  Undistributed net investment income,
    end of period                           $         --  $      1,915  $    67,361  $    11,370   $     3,560   $     2,196
-----------------------------------------   ============  ============  ===========  ===========   ===========   ===========

(1) See Note 6 in the notes to the financial statements for additional information.



See notes to financial statements.

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------
Financial Highlights

For a Share Outstanding Throughout the Periods Ended March 31,




                               NET
          NET              REALIZED AND                               NET                 NET                     RATIO OF
         ASSET              UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS  ASSET              ASSETS,      RATIO      NET INVESTMENT
         VALUE      NET        GAINS       FROM NET      FROM        VALUE,               END     OF EXPENSES      INCOME
       BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT     CAPITAL       END       TOTAL  OF PERIOD  TO AVERAGE     TO AVERAGE
       OF PERIOD  INCOME    INVESTMENTS    INCOME        GAINS     OF PERIOD   RETURN+   (000)    NET ASSETS     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------
2001     $ 1.00      $0.06     $  --      $(0.06)     $  --        $ 1.00      6.03%   $302,569     0.40%         5.87%
2000       1.00       0.05        --       (0.05)        --          1.00      5.06     307,884     0.39          5.10
1999       1.00       0.05        --       (0.05)        --          1.00      4.63     133,730     0.54          4.52
1998       1.00       0.05        --       (0.05)        --          1.00      4.95     100,497     0.55          4.83
1997       1.00       0.05        --       (0.05)        --          1.00      4.76     125,413     0.58          4.66

------------------------
NEBRASKA TAX-EXEMPT FUND
------------------------
2001(1)  $10.00      $0.02     $0.02      $(0.02)     $  --        $10.02      0.34%   $121,961     1.10%         3.49%

------------------------
COLORADO TAX-EXEMPT FUND
------------------------
2001(1)  $10.00      $0.02     $0.06      $(0.02)     $  --        $10.06      0.76%   $ 11,855     0.90%         3.67%

------------------------------------
SHORT/INTERMEDIATE FIXED INCOME FUND
------------------------------------
2001     $ 9.56      $0.53     $0.45      $(0.53)     $  --        $10.01     10.52%   $ 46,827     0.96%         5.57%
2000      10.01       0.51     (0.45)      (0.51)        --          9.56      0.71      21,008     1.02          5.28
1999       9.97       0.51      0.04       (0.51)        --         10.01      5.61      21,636     0.97          5.05
1998       9.73       0.56      0.24       (0.56)        --          9.97      8.37      19,509     0.99          5.54
1997       9.85       0.49     (0.10)      (0.51)        --          9.73      4.00      21,042     0.97          5.01

-----------
INCOME FUND
-----------
2001(1)  $10.00      $0.03    $(0.01)     $(0.02)     $  --        $10.00      0.25%   $ 70,901     1.09%         5.62%

-----------------
FIXED INCOME FUND
-----------------
2001     $ 9.59      $0.54     $0.43      $(0.54)     $  --        $10.02     10.52%   $ 43,208     0.95%         5.58%
2000      10.42       0.57     (0.67)      (0.58)     (0.15)         9.59     (0.90)     48,544     0.91          5.68
1999      10.45       0.61        --       (0.61)     (0.03)        10.42      5.93      82,420     0.88          5.78
1998       9.84       0.59      0.61       (0.59)        --         10.45     12.50      77,671     0.89          5.74
1997      10.00       0.45     (0.15)      (0.46)        --          9.84      3.06      75,524     0.89          4.48



                     RATIO OF
         RATIO OF   INVESTMENT
         EXPENSES   INCOME TO
        TO AVERAGE   AVERAGE
        NET ASSETS  NET ASSETS  PORTFOLIO
        (EXCLUDING  (EXCLUDING   TURNOVER
         WAIVERS)     WAIVERS)     RATE
------------------------------------------
---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------
2001        0.58%       5.69%       N/A
2000        0.55        4.94        N/A
1999        0.58        4.48        N/A
1998        0.58        4.80        N/A
1997        0.59        4.65        N/A

------------------------
NEBRASKA TAX-EXEMPT FUND
------------------------
2001(1)     1.38%       3.21%       --%

------------------------
COLORADO TAX-EXEMPT FUND
------------------------
2001(1)     1.57%       3.00%       --%

------------------------------------
SHORT/INTERMEDIATE FIXED INCOME FUND
------------------------------------
2001        1.14%       5.39%     68.51%
2000        1.18        5.12      36.41
1999        1.13        4.89      21.36
1998        1.15        5.38      26.58
1997        1.08        4.90       4.73

-----------
INCOME FUND
-----------
2001(1)     1.37%       5.34%      3.51%

-----------------
FIXED INCOME FUND
-----------------
2001        1.12%       5.41%     83.56%
2000        1.08        5.51      18.39
1999        1.05        5.61      31.35
1998        1.05        5.58      19.03
1997        1.00        4.37      12.66

+   Returns are for the period indicated and have not been annualized.
(1) Commenced operations on March 9, 2001. All ratios for the period indicated have been annualized.

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights
For a Share Outstanding Throughout the Periods Ended March 31,


                               NET
          NET              REALIZED AND                                               NET                NET
         ASSET              UNREALIZED  DISTRIBUTIONS               DISTRIBUTIONS   ASSET              ASSETS,      RATIO
         VALUE      NET        GAINS       FROM NET                     FROM        VALUE,                END     OF EXPENSES
       BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT     RETURN         CAPITAL       END       TOTAL  OF PERIOD  TO AVERAGE
       OF PERIOD  INCOME    INVESTMENTS    INCOME     OF CAPITAL        GAINS     OF PERIOD   RETURN+  (000S)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------
2001     $ 9.29     $0.27      $0.46     $(0.27)        $ --         $   --       $ 9.75        8.10%   $ 6,414     1.73%
2000      11.06      0.34      (0.98)     (0.35)          --          (0.78)        9.29       (6.18)    12,010     1.10
1999      12.24      0.38      (0.81)     (0.38)          --          (0.37)       11.06       (3.73)    23,883     1.01
1998      10.41      0.38       1.90      (0.38)          --          (0.07)       12.24       22.34     25,692     0.88
1997(1)   10.00      0.21       0.40      (0.20)          --             --        10.41        6.14     10,895     1.16

-----------
EQUITY FUND
-----------
2001     $ 9.00     $0.12      $0.57     $(0.11)       $(0.02)       $(0.05)      $ 9.51        7.82%  $144,092     1.11%
2000      13.36      0.19      (1.21)     (0.19)          --          (3.15)        9.00       (9.29)    87,537     1.07
1999      16.19      0.26      (1.66)     (0.26)          --          (1.17)       13.36       (9.20)   231,586     1.03
1998      13.74      0.29       3.50      (0.29)          --          (1.05)       16.19       28.89    312,073     1.03
1997      13.07      0.30       1.63      (0.30)          --          (0.96)       13.74       14.99    259,200     1.04

-----------
GROWTH FUND
-----------
2001     $11.44     $0.07     $(0.23)    $(0.06)        $ --         $   --       $11.22       (1.38)% $ 45,590     0.96%
2000       9.48      0.01       1.95         --           --             --        11.44       20.72     23,013     1.03
1999(2)   10.00      0.10      (0.53)     (0.09)          --             --         9.48       (4.28)    14,318     1.21

--------------------
SMALL CAP VALUE FUND
--------------------
2001     $10.31     $0.12     $ 1.95     $(0.12)        $ --         $   --       $12.26       20.12%  $ 11,027     1.53%
2000       9.85      0.10       0.65      (0.10)          --          (0.19)       10.31        7.55%     8,624     1.46
1999      12.94      0.18      (2.73)     (0.18)          --          (0.36)        9.85      (20.18)    13,096     1.21
1998      10.52      0.19       2.88      (0.19)          --          (0.46)       12.94       29.60     17,019     1.11
1997(3)   10.00      0.15       0.58      (0.15)          --          (0.06)       10.52        7.30      7,173     1.34




                                    RATIO OF
                        RATIO OF   INVESTMENT
         RATIO OF       EXPENSES   INCOME TO
       NET INVESTMENT  TO AVERAGE   AVERAGE
          INCOME       NET ASSETS  NET ASSETS  PORTFOLIO
        TO AVERAGE     (EXCLUDING  (EXCLUDING   TURNOVER
        NET ASSETS      WAIVERS)     WAIVERS)     RATE
---------------------------------------------------------
-------------
BALANCED FUND
-------------
2001        2.88%        2.09%       2.52%       77.44%
2000        3.16         1.42        2.84        31.43
1999        3.20         1.32        2.89        33.17
1998        3.37         1.43        2.82        10.46
1997(1)     3.25         3.04        1.37         5.92

-----------
EQUITY FUND
-----------
2001        1.10%        1.23%       0.98%       85.62%
2000        1.47         1.18        1.36        23.29
1999        1.74         1.15        1.62        24.19
1998        1.89         1.14        1.78        15.87
1997        2.17         1.10        2.11        25.66

-----------
GROWTH FUND
-----------
2001        0.89%        1.28%       0.57%       71.62%
2000        0.10         1.41       (0.28)       73.90
1999(2)     1.15         1.63        0.73        71.80

--------------------
SMALL CAP VALUE FUND
--------------------
2001        1.07%        2.03%       0.57%       45.58%
2000        0.89         2.02        0.33        36.71
1999        1.55         1.71        1.05        26.20
1998        1.62         1.92        0.81        16.54
1997(3)     2.15         3.76       (0.27)        7.45

+   Returns are for the period indicated and have not been annualized.
(1) Commenced operations on August 6, 1996. All ratios for the period have been annualized.
(2) Commenced operations on April 1, 1998. All ratios for the period have been annualized.
(3) Commenced operations on June 10, 1996. All ratios for the period have been annualized.


See notes to financial statements.

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

Notes to Financial Statements
March 31, 2001

1.ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series is a diversified portfolio representing a distinct portfolio with its own investment objectives and policies. At March 31, 2001, the series presently authorized are the U.S. Government Money Market Fund, the Nebraska Tax-Exempt Fund, the Colorado Tax-Exempt Fund, the Short/Intermediate Fixed Income Fund, the Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund (individually referred to as a "Fund" and collectively as the "Funds").

The Nebraska Tax-Exempt and Colorado Tax-Exempt Funds concentrate their investments in a single state and therefore have more credit risk related to the economic conditions of that state than a Fund with broader geographical diversification.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

(A) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the respective Fund's investment adviser, First National Bank of Omaha ("First National") or FNC Trust Group, n.a. ("FNC"; collectively, the "Advisers"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Advisers deem creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 2001

Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

    ORGANIZATION COSTS

In April 1998, the AICPA issued Statement of Position "SOP" No. 98-5, "Reporting on the Costs of Start-Up Activities." This SOP provides guidance on the financial reporting of start-up costs and organization costs and requires costs of start-up activities and organization costs to be expensed as incurred. Investment companies that began operations prior to June 30, 1998 can adopt the SOP prospectively. Therefore, previously capitalized costs will continue to be amortized over a period of sixty months. Any future start-up organization costs will be expensed as incurred.

In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

(D) EXPENSES

Each Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Fund in proportion to their respective net assets.

(E) DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Money Market Fund declares dividends of net investment income daily, and the remaining Funds declare dividends monthly. All of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

For the year ended March 31, 2001, permanent book and tax basis differences resulted in reclassifications as follows:

                                               ACCUMULATED
                    PAID-IN-   UNDISTRIBUTED    REALIZED
FUND                 CAPITAL    NET INCOME    CAPITAL GAINS
----                --------   -------------  -------------
U.S. Government Money
  Market Fund       $  (174)     $   174        $  --
Short/Intermediate
  Fixed Income Fund    (174)         174           --
Fixed Income Fund      (174)         233          (59)
Balanced Fund          (934)         932            2
Equity Fund            (174)         133           41
Growth Fund          (3,004)       1,278        1,726
Small Cap Value Fund (1,923)       1,329          594

(F) FEDERAL INCOME TAXES


Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to continue to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds had capital loss carryforwards at March 31, 2001 as follows:

                                                            POST 10/31
             EXPIRES EXPIRES EXPIRES EXPIRES EXPIRES EXPIRES DEFERRED
FUND          2003    2004    2005    2007     2008    2009    LOSS
----         ------  ------- ------- ------- ------- ------- --------
Short/Intermediate
 Fixed Income
 Fund        61,572  109,194  56,001     --      --  100,539    2,035
Income Fund      --       --      --     --      --   44,921       --
Fixed Income
 Fund            --       --      --     --      -- 1,573,189 174,874
Balanced Fund    --       --      --     --      -- 1,976,125      --
Equity Fund      --       --      --     --      -- 1,878,903      --
Growth Fund      --       --      -- 56,646 464,607        --      --
Small Cap
 Value Fund      --       --      --     --   43,494  204,248  29,551

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

It is management's intention to make no distribution of any future realized capital gains until the federal income tax loss carryforwards are exhausted.

(G) USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(H) ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Short/Intermediate Fixed Income Fund, the Income Fund and the Fixed Income Funds currently do not amortize market discounts and premiums on fixed income securities. The Nebraska Tax-Exempt Fund and Colorado Tax-Exempt Funds do not amortize market discounts. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities, and therefore, will not impact total net assets or the net asset value per share of the Funds. Certain performance ratios which include net investment income will be affected prospectively by the change.

(I) OTHER

Investment transactions are accounted for on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

3.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have agreements with the respective Advisers to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds will pay a monthly fee at the annual rate of the following percentages on average daily net assets: to First National, 0.25% for the U.S. Govern-ment Money Market Fund, 0.70% for the Nebraska Tax-Exempt Fund, 0.50% for the Short/Intermediate Fixed Income Fund, 0.60% for the Income Fund, 0.60% for the Fixed Income Fund, 0.75% for the Balanced Fund, 0.75% for the Equity Fund, and 0.85% for the Small Cap Value Fund; and to FNC, 0.70% for the Colorado Tax-Exempt Fund, and 0.75% for the Growth Fund. For the year ended March 31, 2001, advisory fees of $331,576, $13,416, $3,962, $16,067, $7,817, $24,641,
$14,561, $9,422, $60,035 and $32,258 were waived in the U.S. Government Money Market Fund, the Nebraska Tax-Exempt Fund, the Colorado Tax-Exempt Fund, the Short/Intermediate Fixed Income Fund, the Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund, respectively.

First National also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. For the year ended March 31, 2001, custody fees of $2,013, $188, $6,747, $1,173, $13,609, $2,184,
$20,761, $7,204 and $2,766 were waived in the Nebraska Tax-Exempt Fund, the Colorado Tax-Exempt Fund, the Short/Intermediate Fixed Income Fund, the Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund, respectively. The transfer agent also receives compensation from each of the Funds for such services.

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 2001

SEI Investments Mutual Funds Services (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative and accounting services, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets, subject to an aggregate minimum fee of $788,500 for all Funds. Prior to October 1, 2000, administrative services were provided by Sunstone Financial Group, Inc. for an annual fee of 0.20% of the Funds. For the year ended March 31, 2001, administrative fees of $156,060, $7,032, $15,370, $6,203, $22,519,
$8,989 and $6,893 were waived in the U.S. Government Money Market Fund, the Short/Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund, respectively.

The Advisers and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These waivers may be terminated at any time. The Advisers and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

SEI Investments Distribution Co. (the "Distributor") acts as Distributor for each of the Funds. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan at an annual rate of 0.25% of the average daily net assets of each of the Funds' shares.

4.DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/dealers and other institutions, which may include the Advisers, their correspondent and affiliated banks and the Distributor (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of March 31, 2001, there are no 12b-1 Agreements with any Participating Organizations.

5.ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Advisers, their correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Effective November 1, 1996, the Company entered into an agreement under the Plan with First National at an annual rate of 0.10% of the average daily net assets serviced for each of the Nebraska Tax-Exempt Fund, the Short/Intermediate Fixed Income Fund, the Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund and the Small Cap Value Fund. For the year ended March 31, 2001, fees of $6,709, $21,052, $3,909, $43,635, $6,298, $65,336 and $8,652 were accrued under this agreement, respectively, and fees of $3,355, $10,538, $1,955, $22,420, $3,184, $34,095 and $4,330 were waived by First
National, respectively.

6.CAPITAL STOCK

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without shareholder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

                                             FIRST OMAHA FUNDS     Annual Report
--------------------------------------------------------------------------------

Transactions in shares of the Funds for the year ended March 31, 2001 were as follows:

                                 U.S                             SHORT/
                             GOVERNMENT   NEBRASKA   COLORADO INTERMEDIATE
                               MONEY     TAX-EXEMPT TAX-EXEMPT    FIXED
                               MARKET      INCOME     INCOME     INCOME       INCOME
                                FUND        FUND       FUND       FUND         FUND
---------------------------------------------------------------------------------------
Shares sold                 975,567,916       1,060    104,257   1,309,276     33,252
---------------------------------------------------------------------------------------
Shares in connection with
 the acquisition of
 Common Trust Fund assets            --  12,270,008  1,097,783   2,120,161  7,285,867
---------------------------------------------------------------------------------------
Shares issued to holders in
 reinvestment of dividends      299,372       1,121         --      98,401      1,412
---------------------------------------------------------------------------------------
Shares redeemed            (981,198,637)   (102,887)   (23,035) (1,047,697)  (232,711)
---------------------------------------------------------------------------------------
Net increase (decrease)      (5,331,349) 12,169,302  1,179,005   2,480,141  7,087,820
---------------------------------------------------------------------------------------

                                FIXED                                    SMALL CAP
                               INCOME   BALANCED    EQUITY       GROWTH     VALUE
                                FUND      FUND       FUND         FUND      FUND
-----------------------------------------------------------------------------------
Shares sold                     905,870   207,105     789,300   1,830,165  468,269
-----------------------------------------------------------------------------------
Shares in connection with
 the acquisition of
 Common Trust Fund assets           --         --   9,999,753   1,759,090       --
-----------------------------------------------------------------------------------
Shares issued to holders in
 reinvestment of dividends      253,539    22,833     129,027       9,942     6,934
-----------------------------------------------------------------------------------
Shares redeemed              (1,908,602) (864,757) (5,493,341) (1,549,254) (412,330)
-----------------------------------------------------------------------------------
Net increase (decrease)        (749,193) (634,819)  5,424,739   2,049,943    62,873
-----------------------------------------------------------------------------------

Transactions in shares of the Funds for the year ended March 31, 2000 were as follows:

                               U.S          SHORT/
                           GOVERNMENT    INTERMEDIATE
                             MONEY           FIXED                         FIXED                                   SMALL CAP
                             MARKET         INCOME         INCOME        BALANCED      EQUITY         GROWTH         VALUE
                              FUND           FUND           FUND           FUND         FUND           FUND          FUND
------------------------------------------------------------------------------------------------------------------------------
Shares sold              951,251,913      1,218,300      1,031,125       587,089     1,912,487      1,775,315       381,013
------------------------------------------------------------------------------------------------------------------------------
Shares issued to holders in
 reinvestment of dividends   206,720         94,396        484,273       182,260     3,826,799            622        23,392
------------------------------------------------------------------------------------------------------------------------------
Shares redeemed         (777,297,839)    (1,275,787)    (4,365,668)   (1,635,676)  (13,349,968)    (1,274,645)     (898,176)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)  174,160,794         36,909     (2,850,270)     (866,327)   (7,610,682)       501,292      (493,771)
------------------------------------------------------------------------------------------------------------------------------

7.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 2001 were as follows:

                         U.S                                SHORT/
                     GOVERNMENT  NEBRASKA     COLORADO   INTERMEDIATE
                       MONEY    TAX-EXEMPT   TAX-EXEMPT     FIXED                  FIXED
                       MARKET     INCOME       INCOME      INCOME      INCOME     INCOME     BALANCED
                        FUND       FUND         FUND        FUND        FUND       FUND        FUND
------------------------------------------------------------------------------------------------------
Purchases
 U.S. Government    452,859,735  89,645,120  10,284,072  33,711,858  71,036,901  22,930,945  3,318,235
 Other                       --  15,544,654     275,586   5,310,693         --   13,998,686  2,017,119
------------------------------------------------------------------------------------------------------
Sales
 U.S. Government    483,056,078          --         --    6,765,883  2,420,594   18,761,301  3,539,811
 Other                       --          --         --    8,374,483         --   24,337,043  7,553,091
------------------------------------------------------------------------------------------------------



                                           SMALL CAP
                      EQUITY      GROWTH     VALUE
                       FUND        FUND      FUND
-----------------------------------------------------
Purchases
 U.S. Government    66,576,324  12,525,319         --
 Other              19,337,462  23,878,440  4,071,588
-----------------------------------------------------
Sales
 U.S. Government            --          --         --
 Other              58,866,999  16,705,536  3,756,765
-----------------------------------------------------

Annual Report     FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
March 31, 2001

As of March 31, 2001, gross unrealized appreciation and depreciation on investments, were as follows:

                                                  SHORT/
                         NEBRASKA    COLORADO  INTERMEDIATE
                        TAX-EXEMPT  TAX-EXEMPT     FIXED                FIXED                                        SMALL CAP
                          INCOME      INCOME      INCOME     INCOME    INCOME      BALANCED    EQUITY      GROWTH      VALUE
                           FUND        FUND        FUND       FUND      FUND         FUND       FUND        FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
Appreciation             2,978,457   384,822     802,631    742,164    924,866     507,986   34,870,756   7,894,419   1,543,679
-----------------------------------------------------------------------------------------------------------------------------------
(Depreciation              (65,871)   (6,250)   (142,954)  (426,823)  (208,201)   (171,619)  (3,716,442) (1,733,151) (1,103,819)
-----------------------------------------------------------------------------------------------------------------------------------
Net Appreciation
 (depreciation)
 on investments          2,912,586   378,572     659,677    315,341    716,665     336,367   31,154,314   6,161,268     439,860
-----------------------------------------------------------------------------------------------------------------------------------

As of March 31, 2001, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes.

For the year ended March 31, 2001, 33%, 100%, 100% and 100% of dividends paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund, respectively. The Balanced and Equity Funds designated $0.00445 and $0.05495 per share, respectively, as long-term capital gain dividends. The Nebraska Tax-Exempt and Colorado Tax-Exempt Funds' distributions were derived from interest on municipal securities and qualify as exempt dividends for federal tax purposes.

8.COMMON TRUST FUND CONVERSIONS

On March 9, 2001, certain Common Trust Funds of First National Bank of Omaha were converted into the First Omaha Funds pursuant to a plan of reorganization. The Funds involved in the conversion were as follows:

COMMON TRUST FUND                           FIRST OMAHA FUND
-----------------                           ---------------
Common Fund M                               Nebraska Tax-Exempt Fund
Colorado Common Fund                        Colorado Tax-Exempt Fund
Common Fund I                               Short/Intermediate Fixed Income Fund
Common Fund A                               Income Fund
Common Fund B                               Equity Fund
Colorado Growth Common Fund                 Growth Fund

The assets, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. The number of shares issued by each Fund and the net assets (including unrealized appreciation (depreciation) of each Common Trust Fund immediately before the conversion were as follows:

                                                                                        COMMON TRUST
                                                                 UNREALIZED              FUND SHARES            FIRST OMAHA
                                                                APPRECIATION              PRIOR TO                SHARES
COMMON TRUST FUND                      NET ASSET VALUE         (DEPRECIATION)            CONVERSION               ISSUED
------------------                     ---------------         --------------           -------------          ------------
Common Fund M                          $122,700,083            $ 2,701,356               10,536,305            12,270,008
Colorado Common Fund                     10,977,827                322,812                1,090,996             1,097,783
Common Fund I                            21,163,442               (222,773)               1,948,906             2,120,161
Common Fund A                            72,858,668               (292,318)               9,046,850             7,285,867
Common Fund B                            99,277,550             27,833,165                  278,870             9,999,753
Colorado Growth Common Fund              20,627,084              3,972,386                  809,884             1,759,090

Independent Auditor's Report

To the Shareholders and
Board of Directors of
First Omaha Funds, Inc.

We have audited the accompanying statements of net assets of First Omaha Funds, Inc. (comprised, respectively, of the U.S. Government Money Market Fund, the Nebraska Tax-Exempt Fund, the Colorado Tax-Exempt Fund, the Short/Intermediate Fixed Income Fund, the Income Fund, the Fixed Income Fund, the Balanced Fund, the Equity Fund, the Growth Fund and the Small Cap Value Fund; collectively, the "Funds") as of March 31, 2001, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2001, and the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                                       KPMG LLP

Omaha, Nebraska
May 4, 2001

INVESTMENT ADVISER
First National Bank of Omaha
Attention: Trust Division
1620 Dodge
Omaha, Nebraska 68102

FNC Trust Group, n.a.
P.O. Box 555
Fort Collins, Colorado 80522

CUSTODIAN
First National Bank of Omaha
Attention: Trust Division
1620 Dodge
Omaha, Nebraska 68102

ADMINISTRATOR
SEI Investments Mutual Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
One Pacific Place
1125 S. 103rd St., Suite 720
Omaha, Nebraska 68124-1071

AUDITORS
KPMG LLP
Two Central Park Plaza, Suite 1501
Omaha, Nebraska 68102

This report has been prepared for the general information of First Omaha Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Omaha Funds prospectus.The prospectus contains more complete information about First Omaha Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.


        For more INFORMATION

        call 1-800-OMAHA-03
        or write to:
        First Omaha Funds
        P.O. Box 419022
        Kansas City, Missouri 64141-6022

                                                                   FOF-AR-001-01